[GRAPHIC OMITTED]

WARBURG PINCUS FUNDS
PART OF CREDIT SUISSE ASSET MANAGEMENT

                                   SEMIANNUAL
                                     REPORT

                                 April 30, 2000
                                   (Unaudited)


                                 WARBURG PINCUS
                                  BALANCED FUND

                                    [BULLET]

                                 WARBURG PINCUS
                                   VALUE FUND

                                    [BULLET]

                                 WARBURG PINCUS
                            CAPITAL APPRECIATION FUND

                                    [BULLET]

                                 WARBURG PINCUS
                           GLOBAL HEALTH SCIENCES FUND
                 (FORMERLY, WARBURG PINCUS HEALTH SCIENCES FUND)

More complete information about the Funds, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-WARBURG(800-927-2874) or by writing to Warburg Pincus Funds, P.O. Box 9030, Boston, MA 02205-9030.

Provident Distributors, Inc., Distributor, located at Four Falls Corporate Center, 6th Floor West Conshohocken, PA 19428-2961 is not affiliated with Credit Suisse Asset Management, LLC. Warburg Pincus Funds are advised by Credit Suisse Asset Mangement, LLC.

FROM TIME TO TIME, THE FUNDS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS ARE HISTORICAL AND INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE FUNDS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS AND PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF APRIL 30, 2000; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE. FUND INVESTMENTS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING LOSS OF YOUR INVESTMENT.

WARBURG PINCUS BALANCED FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000
--------------------------------------------------------------------------------

                                                                   June 20, 2000

Dear Shareholder:

   For the six months ended April 30, 2000, the Common Class shares of Warburg Pincus Balanced Fund had a return of 7.13%, vs. returns of 1.01% for the Lipper Balanced Funds Index1, 7.19% for the S&P 500 Index2 and 1.06% for the Lehman Brothers Intermediate Government/Corporate Bond Index3. The Fund's one-year return through April 30, 2000 was 9.34%. Its five-year, 10-year and since-inception (on October 6, 1988) average annual total returns through April 30, 2000 were 15.25%, 13.50% and 12.91%4, respectively.

   The period saw continued strength in the U.S. economy, which fueled optimism over corporate-earnings growth but which prompted the Federal Reserve to raise interest rates to control inflation. Within this environment, stocks ultimately had positive results, though they were quite volatile, especially within the technology area (many technology-related stocks had double-digit losses in April). Factors that drove this volatility included the Fed's actions, some late-period evidence of inflation, concerns over the government's anti-trust suit against Microsoft and general worries over valuations on high-flying technology companies. Within the bond market, performance was generally lackluster in terms of total return (i.e., bond-price changes plus coupon income), reflecting the difficult interest-rate backdrop.

   The Fund had respectable performance for the six months, both in absolute terms and compared to that of its benchmarks. In fact, despite its sizable bond component, the Fund performed roughly in line with the broad stock market (as measured by the S&P 500 Index), aided by some timely stock selection and by good showings from its telecommunications holdings in particular.

   In terms of basic strategy, we maintained a roughly 60/40 allocation between stocks and bonds through the period, reflecting our goal of providing competitive returns while limiting overall portfolio volatility. Our stock holdings remained broadly diversified by sector, and included exposure to rapid-growth sectors (e.g., telecommunications & equipment) as well as more-traditional industries (e.g., the financial-services, capital-equipment and retail areas). Within the Fund's bond component, which we view primarily as a source of stability and income, our emphasis remained on high-quality, intermediate-term bonds.

WARBURG PINCUS BALANCED FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000 (CONT'D)
--------------------------------------------------------------------------------

   Going forward, we will continue to strive to provide competitive levels of total return while employing a fairly conservative asset allocation. As ever, our efforts will remain devoted to attempting to add value via careful security selection.


Scott T. Lewis             Charles C. Van Vleet       M. Anthony E. van Daalen
Co-Portfolio Manager       Co-Portfolio Manager       Co-Portfolio Manager

----------
1 The Lipper Balanced Funds Index is an equal-weighted performance index, adjusted for capital-gain distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Inc.
2 The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.
3 The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index (with no defined investment objective) of intermediate-term government and corporate bonds, and is calculated by Lehman Brothers Inc.
4 Warburg Pincus Asset Management, Inc. assumed management of the fund on September 30, 1994.

WARBURG PINCUS VALUE FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000
--------------------------------------------------------------------------------

                                                                   June 20, 2000
Dear Shareholder:

   For the six months ended April 30, 2000, the Common Class shares of Warburg Pincus Value Fund (formerly Warburg Pincus Growth & Income Fund-the name change was effective January 1, 2000) had a loss of 2.22%, vs. a return of 7.19% for the S&P 500 Index1. The Fund's one-year return through April 30, 2000 was down 5.68%. Its five-year, 10-year and since-inception (on October 6, 1988) average annual total returns through April 30, 2000 were 11.14%, 13.40% and 13.00%2, respectively.

   Effective December 31, 1999, Scott T. Lewis serves as the Fund's
Co-Portfolio  Manager,  and Brian S.  Posner no  longer  serves as  Co-Portfolio
Manager. Effective March 27, 2000, Robert E. Rescoe serves as Co-Portfolio Manager, and Stacy Dutton no longer serves as Co-Portfolio Manager.

MANAGER COMMENTARY

   The period was an overall positive though quite turbulent period for the U.S. stock market. Stocks of rapid-growth companies once again paced the market's rally, though these were particularly volatile, especially within the technology sector. Many technology and Internet names finished the period on a difficult note, suffering double-digit losses in April, a correction fueled by worries over inflation and interest rates and other factors, such as concerns over the government's anti-trust suit against Microsoft.

   Against this backdrop, the Fund had a loss, hindered by the market's ultimate preference for growth stocks during the period and by weakness in specific areas, for example the capital-equipment sector. There were, to be sure, some bright spots, including the Fund's energy holdings, which were buoyed by rising oil prices and ongoing restructuring activity in the industry.

   We made few noteworthy changes to the Fund during the period with respect to sector emphasis or, for that matter, individual holdings. With few exceptions, we continued to view our holdings as attractive, both on an absolute basis (i.e., based on our analysis of a company's underlying worth) and on their potential to outperform the broader market over time (due, e.g., to positive earnings surprises).

   We maintained a sizable weighting in the energy area. We believe that a number of these companies have good long-term prospects, especially those integrated, multinational oil companies engaged in consolidation activity. Such activity, in our view, will result in significant cash-flow and earnings improvements over time, even if energy prices remain flat or begin to pull back (though our long-term outlook on the supply/demand backdrop for

WARBURG PINCUS VALUE FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000 (CONT'D)
--------------------------------------------------------------------------------

energy remains constructive). Likewise, we maintained a meaningful weighting in the oil-services area, where industry fundamentals have improved significantly over the past year, a trend that we believe will continue.

   Another area of emphasis for the Fund, on the margin, remained financial companies. We maintained noteworthy weightings in both the banks and savings & loan sector and the more-diversified financial-services sector. Our focus in the bank area remained on companies well-positioned to benefit from an expanding economy, not the least of which in our view are regional banks with sizable industrial/commercial loan portfolios.

   Elsewhere of note, we maintained significant exposure to the industrial & manufacturing and capital-equipment sectors. A number of these companies offer compelling value in our judgment, given relatively low valuations and active restructuring programs.

   The rest of the Fund remained invested across a wide range of sectors, including the telecommunications & equipment area. Notwithstanding the generally lofty valuations seen here, we continued to view certain stocks as compelling. We also had a noteworthy weighting in the consumer area, chiefly via the retail sector, though we also continued to find attractive stocks in the food, beverages & tobacco area.

   Looking ahead, we believe that sentiment toward the types of stocks targeted by the Fund could improve materially in the not-too-distant future (indeed, these stocks have performed relatively well over the past few months). Valuation discrepancies between growth-oriented stocks and those typically associated with value investing (e.g., out-of-favor economically sensitive stocks) remain wide, however. Many value stocks, meanwhile, represent companies with healthy and improving fundamentals. This stands to benefit value-oriented sectors of the market, barring any retreat from equities generally. And given the strong economy, we believe that stocks will remain, on the whole, compelling compared to other asset classes. As ever, our focus will remain on identifying fundamentally undervalued companies with the brightest longer-term prospects.

Scott T. Lewis                             Robert E. Rescoe
Co-Portfolio Manager                       Co-Portfolio Manager

----------
1 The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.
2 Warburg  Pincus  Asset  Management,  Inc.  assumed  management  of the Fund on
  January 1, 1992.

WARBURG PINCUS CAPITAL APPRECIATION FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000
--------------------------------------------------------------------------------

                                                                   June 20, 2000

Dear Shareholder:

   For the six months ended April 30, 2000, the Common Class shares of Warburg Pincus Capital Appreciation Fund had a gain of 31.88%, vs. a gain of 7.19% for the S&P 500 Index.* The Fund's one-year return through April 30, 2000 was 43.14%. Its five-year, 10-year and since-inception (on August 17, 1987) average annual total returns through April 30, 2000 were 31.39%, 20.83% and 17.57%, respectively.

   The period was a positive one for the U.S. stock market, buoyed by a growing, indeed, accelerating, economy and a healthy profit outlook. Stocks were subject to frequent bouts of volatility, however, due largely to worries over inflation and interest rates (the Federal Reserve raised rates three times during the period to head off potential inflation). In terms of sector performance, growth-type stocks--e.g., technology and communications stocks--generally had the best results for six months, the groups late period turbulance notwithstanding (these stocks declined sharply in April, giving back a significant portion of their earlier gains).

   Against this backdrop, the Fund had a good showing, outpacing its benchmark by a sizable margin. The Fund benefited from its continued emphasis on growth stocks through the period and from good stock selection generally. Stocks that aided the Fund's return included its technology, telecommunications, media and health-care holdings.

   We made no changes to the Fund during the period in terms of basic strategy, remaining focused on what we deem to be reasonably priced stocks of companies with good potential to control their own destiny. More specifically, we continued to emphasize growth-oriented mid- and large-cap companies, stressing factors such as strong brand recognition, good returns on equity, healthy balance sheets and promising new products and/or services. We continued to find a number of such companies within the technology and communications areas (broadly defined), which accounted for a sizable portion of the Fund through the period. In our view, a large number of these companies have compelling longer-term growth prospects, in large part due to the dramatic rise of Internet-based communications and commerce, a development that we believe is in the very early innings.

   Elsewhere, noteworthy sector weightings for the Fund continued to include the pharmaceutical area, where we deemed certain stocks to be attractively priced. Our focus here remained on large- and mid-cap pharmaceutical and biotechnology names with existing products and the potential for successful drug launches going forward.

WARBURG PINCUS CAPITAL APPRECIATION FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000 (CONT'D)
--------------------------------------------------------------------------------

   Areas in which we remained underweighted included financial stocks, based on our view that a strong economy would put upward pressure on interest rates. While a healthy economy augurs well for loan growth, we became concerned that rising rates would restrain financial stocks over the intermediate term. We viewed specific financial companies as attractive, however, especially within the investment-banking area, where we increased our exposure late in the period.

   We  also  had  relatively  limited  exposure  to  cyclical,  or  economically sensitive industries, in general because we continued to see better opportunities within growth-oriented areas. We will, however, continue to seek opportunities to selectively add economically-sensitive companies, particularly those in the energy area.

   Looking ahead, we believe that the market will continue to offer ample opportunity, notwithstanding recent volatility and ongoing inflation and interest-rate uncertainties. The economy appears unlikely to slow dramatically, while innovation across a wide range of industries continues apace. As always, we will continue to strive to identify stocks we deem to have best long-term appreciation potential.



Susan L. Black
Portfolio Manager

----------
* The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc.

WARBURG PINCUS GLOBAL HEALTH SCIENCES FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000
--------------------------------------------------------------------------------

                                                                   June 20, 2000
Dear Shareholder:

   For the six months ended April 30, 2000, the Common Class shares of Warburg Pincus Global Health Sciences Fund (formerly Warburg Pincus Health Sciences Fund--the name change became effective February 29, 2000) had a gain of 16.42%, vs. gains of 18.67% and 7.19%, respectively, for the Lipper Health/Biotechnology Funds Index* and the S&P 500 Index.** The Fund's one-year return through April 30, 2000 was 20.93%. Its since-inception (on December 31, 1996) average annual total return through April 30, 2000 was 20.21%. Effective November 1, 1999, Peter T. Wen became Co-Portfolio Manager of the Fund. Susan L. Black, formerly the Fund's Portfolio Manager, continues to serve as Co-Portfolio Manager.

MANAGER COMMENTARY

   The period was a positive one for health-care stocks broadly, helped by a supportive earnings outlook for the industry and by growing recognition of the relatively attractive valuations offered by a number of health-care stocks. The group was volatile, however, especially late in the period, reflecting general market volatility as well as controversy regarding the sharing of genetic research, which sparked a selloff in the biotechnology area (valuations on many of these stocks had in fact become quite lofty).

 We made no material changes to the Fund during the period in terms of basic strategy, notwithstanding the Fund's name change. The change reflects our desire to expand the list of investment opportunities available to the Fund in the future. As stated in the Prospectus, the Fund will invest in at least three countries, including the U.S. While the majority of health-sciences companies are presently in the U.S., we are excited about the ability to invest in foreign health-care stocks, and look forward to identifying and owning those we deem to have good growth prospects. Our focus, across the market-cap spectrum, remained on innovative companies with existing revenue-generating products as well as the potential for successful product launches going forward.

   We maintained a sizable weighting in large-cap pharmaceutical stocks. Our favorable view on the long-term prospects for these companies is based on a confluence of positive forces. Perhaps the most obvious is a rapidly maturing population, not only in the U.S., but within Europe and Japan as well. As the 40-and-over population swells over the next decade (this demographic accounts for the bulk of pharmaceutical sales), demand for pharmaceutical products should rise considerably, even if another drug is never discovered. But the launch of viable new products is all but inevitable, given substantial R&D budgets and the exploration of the human gene, which stands to boost drug demand beyond the increase attributable to demographics alone.

   Another factor that stands to benefit pharmaceutical companies is merger & acquisition activity. This trend has picked up of late, with several large deals announced among major drug companies last year both in the U.S. and Europe. We believe that consolidation activity in the drug industry will continue, if not

WARBURG PINCUS GLOBAL HEALTH SCIENCES FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 2000 (CONT'D)
--------------------------------------------------------------------------------

accelerate, resulting in reduced excess capacity, lowered costs, more-effective marketing strategies and expanded R&D commitments over time.

   We also maintained exposure to smaller, more specialized pharmaceutical companies, including one foreign name we added during the period. The company, a leading provider of products and services based on neurology research, is headquartered in Ireland and has research and manufacturing facilities in the U.S. and Israel.

   Turning to the biotechnology area, where we maintained a significant weighting, the bulk of our focus remained on larger companies with existing and "late stage" (i.e., potentially close to approval) products. The long-term investment opportunities in the biotechnology area are compelling, given the ongoing advances in gene research, a trend that stands to benefit these companies via new-product discoveries and via "outsourcing" demand from large drug companies.

   We continued to generally avoid health-care "provider" companies, broadly defined to include managed-care and hospital companies, reflecting our ongoing concerns over the group's political/regulatory environment. That aside, we continued to see value in certain stocks here, and our focus remained on companies with relatively low debt and good cash flows. Elsewhere of note, we maintained positions in specific manufacturers of medical devices (e.g., stents and implantable defibrillators) whose stocks we deemed to be attractively priced.

   Looking ahead, our outlook on the longer-term prospects for health-care stocks remains favorable, given the above-noted trends and the high degree of innovation found within the health-care industry (we also believe, however, that these stocks will be subject to frequent bouts of short-term volatility). As ever, our efforts will remain focused on identifying stocks we deem to have the best long-term growth potential.

Susan L. Black                                              Peter T. Wen
Co-Portfolio Manager                                        Co-Portfolio Manager

   SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES INVOLVED IN THE HEALTH SCIENCES, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER MUTUAL FUNDS THAT SEEK CAPITAL APPRECIATION BY INVESTING IN A BROADER MIX OF ISSUERS. INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS.

----------
* The Lipper Health/Biotechnology Funds Index is an equal-weighted performance index, adjusted for capital-gain distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Inc.
** The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill, Inc.

WARBURG PINCUS BALANCED FUND
SCHEDULE OF INVESTMENTS--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES          VALUE
                                                      --------         -----
COMMON STOCKS (56.5%)
AEROSPACE & DEFENSE (2.1%)
    Honeywell International, Inc.                        7,000      $   392,000
    Textron, Inc.                                        4,000          247,750
                                                                    -----------
                                                                        639,750
                                                                    -----------
AGRICULTURE (0.4%)
    Seminis, Inc. Class A+                              30,000          135,000
                                                                    -----------
BANKS & SAVINGS & LOANS (4.2)%
    Banc One Corp.                                       6,000          183,000
    Chase Manhattan Corp.                                4,300          309,869
    Comerica, Inc.                                       6,000          254,250
    Compass Bancshares, Inc.                             7,550          139,675
    Golden West Financial Corp.                          6,000          204,750
    Wells Fargo Co.                                      4,800          197,100
                                                                    -----------
                                                                      1,288,644
                                                                    -----------
BUILDING & BUILDING MATERIALS (0.7%)
    USG Corp.+                                           5,300          221,275
                                                                    -----------
CAPITAL EQUIPMENT (3.6%)
    American Standard Cos., Inc.+                        8,600          352,600
    Ingersoll-Rand Co.                                   4,100          192,444
    ITT Industries, Inc.                                 8,000          252,500
    Navistar International Corp.+                        5,400          189,000
    Parker-Hannifin Corp.                                2,200          102,300
                                                                    -----------
                                                                      1,088,844
                                                                    -----------
COMMUNICATIONS & MEDIA (3.7%)
    AMFM, Inc.+                                          2,000          132,750
    Comcast Corp. Class A                                5,400          216,337
    Go2Net, Inc.+                                        3,000          178,500
    Infinity Broadcasting, Inc.+                         8,750          296,953
    Lamar Advertising Co.                                2,300          101,344
    PNV.net, Inc.+                                      13,200           39,600
    Time Warner, Inc.                                    1,600          143,900
                                                                    -----------
                                                                      1,109,384
                                                                    -----------
COMPUTERS (3.0%)
    Hewlett-Packard Co.                                  1,300          175,500
    Microsoft Corp.+                                     4,800          334,800
    Sun Microsystems, Inc.+                              2,700          248,231
    Unisys Corp.+                                        6,000          139,125
                                                                    -----------
                                                                        897,656
                                                                    -----------
CONGLOMERATES (2.1%)
    General Electric Co.                                 1,400          220,150
    United Technologies Corp.                            6,500          404,219
                                                                    -----------
                                                                        624,369
                                                                    -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES          VALUE
                                                      --------         -----
COMMON STOCKS (CONT'D)
CONSUMER DURABLES (2.1%)
    Ford Motor Co.                                       4,500      $   246,094
    Gentex Corp.+                                       12,000          387,000
                                                                    -----------
                                                                        633,094
                                                                    -----------
CONSUMER NON-DURABLES (2.3%)
    Borg-Warner Automotive, Inc.                         7,200          301,050
    Clorox Co.                                           4,900          180,075
    Procter & Gamble Co.                                 3,400          202,725
                                                                    -----------
                                                                        683,850
                                                                    -----------
ELECTRONICS (3.1%)
    Intel Corp.                                          4,000          507,250
    Maxim Integrated Products, Inc.+                     5,200          337,025
    Motorola, Inc.                                         900          107,156
                                                                    -----------
                                                                        951,431
                                                                    -----------
ENERGY (2.0%)
    Amerada Hess Corp.                                   2,000          127,250
    Devon Energy Corp.                                   6,700          322,856
    Kerr-McGee Corp.                                     3,000          155,250
                                                                    -----------
                                                                        605,356
                                                                    -----------
FINANCIAL SERVICES (3.3%)
    American General Corp.                               3,900          218,400
    Associates First Capital Corp. Class A               6,000          133,125
    Fannie Mae                                           3,000          180,937
    Labranche & Co., Inc.+                              14,000          167,125
    Lehman Brothers Holdings, Inc.                       1,300          106,681
    MetLife, Inc.                                       11,000          182,187
                                                                    -----------
                                                                        988,455
                                                                    -----------
FOOD, BEVERAGES & TOBACCO (1.5%)
    General Mills, Inc.                                  6,200          225,525
    Keebler Foods Co.+                                   7,700          242,069
                                                                    -----------
                                                                        467,594
                                                                    -----------
HEALTHCARE (1.3%)
    Becton, Dickinson & Co.                              6,800          174,250
    Trigon Healthcare, Inc.+                             6,200          222,812
                                                                    -----------
                                                                        397,062
                                                                    -----------
INDUSTRIAL MFG. & PROCESSING (3.4%)
    Eaton Corp.                                          1,200          100,800
    Johnson Controls, Inc.                               2,100          132,956
    SPX Corp.                                            3,700          406,537
    Tyco International Ltd.                              8,200          376,687
                                                                    -----------
                                                                      1,016,980
                                                                    -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES          VALUE
                                                      --------         -----
COMMON STOCKS (CONT'D)
OFFICE EQUIPMENT & SUPPLIES (0.5%)
    Pitney Bowes, Inc.                                   4,000      $   163,500
                                                                    -----------
OIL SERVICES (2.0%)
    Nabors Industries, Inc.+                             5,000          197,187
    R & B Falcon Corp.+                                 20,000          415,000
                                                                    -----------
                                                                        612,187
                                                                    -----------
PHARMACEUTICALS (2.8%)
    Lilly (Eli) & Co.                                    3,000          231,937
    Pharmacia Corp.                                      4,999          249,638
    Warner-Lambert Co.                                   3,100          352,819
                                                                    -----------
                                                                        834,394
                                                                    -----------
RETAIL (3.1%)
    Autonation, Inc.                                    30,500          278,312
    Federated Department Stores, Inc.+                   4,700          159,800
    May Department Stores Co.                            8,850          243,375
    Staples, Inc.+                                       5,000           95,312
    TJX Cos., Inc.                                       9,000          172,687
                                                                    -----------
                                                                        949,486
                                                                    -----------
TELECOMMUNICATIONS & EQUIPMENT (8.8%)
    ALLTEL Corp.                                         3,000          199,875
    Bell Atlantic Corp.                                  5,800          343,650
    BellSouth Corp.                                      2,000           97,375
    Cabletron Systems, Inc.                              8,000          183,000
    Loral Space & Communications, Ltd.+                  8,000           78,500
    MCI WorldCom, Inc.+                                  6,600          299,887
    NEXTLINK Communications, Inc. Class A+               2,000          168,625
    QUALCOMM, Inc.+                                      1,600          173,500
    Qwest Communications International, Inc.+            6,500          281,938
    SBC Communications, Inc.                             6,700          293,544
    Tellabs, Inc.                                        1,900          104,144
    Time Warner Telecom, Inc. Class A+                   3,000          164,250
    U S West, Inc.                                         700           49,831
    Western Wireless Corp. Class A+                      4,400          218,625
                                                                    -----------
                                                                      2,656,744
                                                                    -----------
TRANSPORTATION (0.5%)
    Landstar Systems, Inc.+                              2,900          166,025
                                                                    -----------
TOTAL COMMON STOCKS (Cost $14,954,729)                               17,131,080
                                                                    -----------
PREFERRED STOCKS (0.6%)
    Emmis Communications Corp.
      Series A (Convertible)
      (Callable 10/15/02 @ $51.79)+
      8.54%                                              2,000          114,000
    Prologis Trust, Series C
      (Callable 11/13/26 @ $50.00)
      6.25%                                              2,000           77,956
                                                                    -----------
TOTAL PREFERRED STOCKS (Cost $200,000)
                                                                        191,956
                                                                    -----------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES          VALUE
                                                      --------         -----
FOREIGN STOCKS (3.3%)
FRANCE (1.0%)
    Aventis SA ADR                                       2,350      $   132,188
    Total SA ADR                                         2,410          182,256
                                                                    -----------
                                                                        314,444
                                                                    -----------
NETHERLANDS (1.2%)
    Royal Dutch Petroleum Co. ADR                        6,100          349,988
                                                                    -----------
UNITED KINGDOM (1.1%)
    BP Amoco PLC ADR
                                                         6,584          335,784
                                                                    -----------
TOTAL FOREIGN STOCKS (Cost $768,495)                                $ 1,000,216
                                                                    -----------

                                                             RATINGS +                                            PAR
                                                           (MOODY'S/S&P)            RATE%       MATURITY DATE    (000)        VALUE
                                                           -------------           ------       -------------    -----       -------
CORPORATE BONDS (8.9%)
    Adelphia Communications                                    (B1, B+)             9.375          11/15/09      $100   $    94,000
    Allied Waste North America Series B                        (B2, B+)            10.000          08/01/09       100        68,250
    AT&T Capital Corp., Series MTNF                            (A1, A+)             6.600          05/15/05       210       198,450
    Bayerische Landesbank Deposit Note Series O
      (Callable 02/09/03 @ $100.00 )(Aaa, AAA)                                      6.200          02/09/06       350       326,813
    Countrywide Home Loan Co. Series H                          (A3, A)             6.250          04/15/09       200       174,750
    El Paso Energy Corp.                                    (Baa2, BBB)             6.750          05/15/09       200       182,750
    Federal-Mogul Corp.                                      (Ba2, BB+)             7.375          01/15/06       150       122,250
    First Union Corp. (Callable 04/15/08 @ $100.00,
      Putable 04/15/08 @ $100.00)                              (A2, A-)             6.300          04/15/08       260       231,725
    Household Finance Corp.                                     (A2, A)             6.500          11/15/08       345       313,088
    K-Mart Corp.                                            (Baa3, BB+)             8.375          12/01/04       100        97,375
    Lehman Brothers Holdings                                    (A3, A)             7.750          01/15/05        80        78,800
    Level 3 Communications, Inc. Senior Notes(B3, B)                                9.125          05/01/08       100        87,500
    Lowe's Companies                                            (A2, A)             7.110          05/15/07       160       158,600
    Philip Morris Co., Inc. Notes                               (A2, A)             6.800          12/01/03       130       121,550
    Potomac Electric Power                                      (A1, A)             8.500          05/15/27       150       146,063
    Safeway Inc. Senior Notes (Callable @ Make
      Whole +12.5BP)                                        (Baa2, BBB)             7.250          09/15/04       200       195,000
    Saks, Inc.                                              (Baa3, BB+)             7.000          07/15/04       100        92,625
                                                                                                                       ------------
TOTAL CORPORATE BONDS (Cost $2,920,330)                                                                                   2,689,589
                                                                                                                       ------------


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                             RATINGS +                                            PAR
                                                           (MOODY'S/S&P)            RATE%       MATURITY DATE    (000)        VALUE
                                                           -------------           ------       -------------    -----       -------
MORTGAGE & ASSET BACKED SECURITIES (11.9%)
    Amresco Commercial Mortgage Funding I,
      Series 1997-C1, Class A1                               (Aaa, AAA)             6.730          06/17/29      $432   $   422,379
    California Infrastructure Pacific Gas and Electric,
      Series 97-1, Class A7                                    (NR, NR)             6.420          09/25/08        70        67,230
    Commonwealth Edison Transitional Funding Trust,
      Series 1998-1, Cl-A6                                   (Aaa, AAA)             5.630          06/25/09       200       181,963
    Freddie Mac, Series 2072, Class Pk                       (Aaa, AAA)             6.000          07/15/24       665       637,879
    GE Capital Mortgage Services, Inc.,
      Series 1994-7, Class A10                                 (NR, NR)             6.000          02/25/09       460       444,003
    General Motors Acceptance Corp. Class A2-98              (Aaa, AAA)             6.700          03/15/08       500       467,993
    Ginnie Mae Pass Through Pool #002217X                    (Aaa, AAA)             6.500          08/15/03         4         3,559
    MBNA Master Credit Card Trust,
      Series 1997-I, Class A                                   (NR, NR)             6.550          01/15/07       300       291,225
    Mellon Residential Funding                                 (NR, NR)             5.610          10/25/28       720       723,263
    Morgan Stanley Mortgage Trust
      Series 40, Class 8                                      (NR, AAA)             7.000          07/20/21       368       362,247
                                                                                                                       ------------
TOTAL MORTGAGE & ASSET BACKED SECURITIES
  (Cost $3,716,205)                                                                                                       3,601,741
                                                                                                                       ------------
U.S. AGENCY OBLIGATIONS (11.0%)
    Fannie Mae                                               (Aaa, AAA)             5.690          12/01/08       344       304,952
    Fannie Mae                                               (Aaa, AAA)             7.000          12/01/29       405       387,289
    Fannie Mae                                               (Aaa, AAA)             7.500          12/01/29       395       386,431
    Fannie Mae                                               (Aaa, AAA)             8.000          03/01/30       385       384,406
    Fannie Mae                                               (Aaa, AAA)             7.500          03/01/30       400       391,295
    Fannie Mae N98512                                        (Aaa, AAA)             6.000          08/01/06       486       460,916
    Fannie Mae, Series 1998-M4,
      Class B REMIC 98-M4                                    (Aaa, AAA)             6.424          12/25/23       600       570,825
    Fannie Mae Pool #518303                                  (Aaa, AAA)             6.500          10/01/29       250       233,414
    Ginnie Mae Pool #505682                                  (Aaa, AAA)             6.500          06/15/29       243       227,484
                                                                                                                       ------------
TOTAL U.S. AGENCY OBLIGATIONS (Cost $3,437,053)                                                                           3,347,012
                                                                                                                       ------------
U.S.TREASURY OBLIGATIONS (5.4%)
    U.S. Treasury Bond                                       (Aaa, AAA)             9.250          02/15/16       405       521,923
    U.S. Treasury Bond                                       (Aaa, AAA)             8.000          11/15/21       715       861,021
    U.S. Treasury Note                                       (Aaa, AAA)             6.125          08/15/07       270       264,774
                                                                                                                       ------------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,622,341)                                                                         1,647,718
                                                                                                                       ------------


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS BALANCED FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES          VALUE
                                                      --------         -----
SHORT TERM INVESTMENT (3.0%)
    RBB Money Market Portfolio
      (Cost $897,212)                                  897,212      $   897,212
                                                                    -----------
TOTAL INVESTMENTS AT VALUE (100.6%) (Cost $28,516,365*)              30,506,524

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.6%)                          (168,172)
                                                                    -----------
NET ASSETS (100.0%)                                                 $30,338,352
                                                                    ===========

                              INVESTMENT ABBREVIATIONS
                     ADR = American Depository Receipt
                      NR = Not Rated
                   REMIC = Real Estate Mortgage Investment Conduit
--------------------------------------------------------------------------------
+ Non-income producing security.
* Cost for federal income tax purposes is $28,525,483.
+ Credit Ratings by Moody's Investors Services Inc. and Standard & Poors Ratings
  Group are unaudited.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS VALUE FUND
SCHEDULE OF INVESTMENTS--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES          VALUE
                                                      --------         -----
COMMON STOCKS (96.3%)
AEROSPACE & DEFENSE (3.1%)
    Boeing Co.                                          50,000     $  1,984,375
    Honeywell International, Inc.                      129,400        7,246,400
    Textron, Inc.                                       31,000        1,920,063
                                                                   ------------
                                                                     11,150,838
                                                                   ------------
BANKS & SAVINGS & LOANS (8.4%)
    AmSouth Bancorp                                    145,502        2,118,873
    Banc One Corp.                                     107,600        3,281,800
    Chase Manhattan Corp.                               26,700        1,924,069
    Comerica, Inc.+                                    183,400        7,771,575
    Compass Bancshares, Inc.                           165,300        3,058,050
    Golden West Financial Corp.                         97,900        3,340,837
    Wachovia Corp.                                      85,300        5,347,244
    Wells Fargo Co.                                     97,000        3,983,062
                                                                   ------------
                                                                     30,825,510
                                                                   ------------
BUILDING & BUILDING MATERIALS (1.5%)
    USG Corp.                                          132,700        5,540,225
                                                                   ------------
BUSINESS SERVICES (0.7%)
    Reynolds & Reynolds Co.                            108,200        2,569,750
                                                                   ------------
CAPITAL EQUIPMENT (7.8%)
    American Standard Companies+                       158,400        6,494,400
    Emerson Electric Co.                                67,200        3,687,600
    Ingersoll-Rand Co.                                 154,700        7,261,231
    ITT Industries, Inc.                               111,600        3,522,375
    Navistar International Corp.+                       84,500        2,957,500
    Parker-Hannifin Corp.                              102,600        4,770,900
                                                                   ------------
                                                                     28,694,006
                                                                   ------------
CHEMICALS (0.3%)
    C.K. Witco Corp.                                   100,000        1,175,000
                                                                   ------------
COMMUNICATIONS & MEDIA (2.1%)
    Comcast Corp. Class A                               72,000        2,884,500
    New York Times Co. Class A                         115,400        4,753,037
                                                                   ------------
                                                                      7,637,537
                                                                   ------------
COMPUTERS (3.1%)
    COMPAQ Computer Corp.+                              65,000        1,901,250
    Hewlett-Packard Co.                                 26,900        3,631,500
    Unisys Corp.+                                      246,200        5,708,762
                                                                   ------------
                                                                     11,241,512
                                                                   ------------
CONGLOMERATES (1.4%)
    Harsco Corp.                                       175,300        5,204,219
                                                                   ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS VALUE FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES          VALUE
                                                      --------         -----
COMMON STOCKS (CONT'D)
CONSUMER DURABLES (2.1%)
    Ford Motor Co.                                     142,700     $  7,803,906
                                                                   ------------
CONSUMER NON-DURABLES (0.6%)
    Borg-Warner Automotive, Inc.                        56,600        2,366,587
                                                                   ------------
ENERGY (14.7%)
    Amerada Hess Corp.                                 106,200        6,756,975
    BP Amoco PLC Sponsored ADR                             233       11,887,794
    Devon Energy Corp.                                 131,500        6,336,656
    Exxon Mobil Corp.                                  120,200        9,338,037
    Kerr-McGee Corp.                                    68,700        3,555,225
    Royal Dutch Petroleum Co. ADR                       88,900        5,100,637
    Total Fina SA ADR                                   90,600        6,851,625
    Union Pacific Resources Group, Inc.                199,100        3,820,231
                                                                   ------------
                                                                     53,647,180
                                                                   ------------
FINANCIAL SERVICES (7.2%)
    American General Corp.                              55,900        3,130,400
    Associates First Capital Corp. Class A             175,200        3,887,250
    Fannie Mae                                          83,800        5,054,188
    Labranche & Co., Inc.+                             124,100        1,481,444
    Lehman Brothers Holdings, Inc.                     118,000        9,683,375
    MetLife, Inc.                                      182,000        3,014,375
                                                                   ------------
                                                                     26,251,032
                                                                   ------------
FOOD, BEVERAGES & TOBACCO (5.1%)
    Anheuser-Busch Companies, Inc.                      17,300        1,220,731
    General Mills, Inc.                                173,600        6,314,700
    Keebler Foods Co.                                  247,700        7,787,069
    Quaker Oats Co.                                     49,700        3,239,819
                                                                   ------------
                                                                     18,562,319
                                                                   ------------
HEALTHCARE (4.1%)
    Baxter International, Inc.                          76,700        4,995,088
    Becton, Dickinson & Co.                            189,800        4,863,625
    Trigon Healthcare, Inc.+                           146,500        5,264,844
                                                                   ------------
                                                                     15,123,557
                                                                   ------------
INDUSTRIAL MFG. & PROCESSING (4.8%)
    Eaton Corp.                                         57,000        4,788,000
    Johnson Controls, Inc.                              58,500        3,703,781
    Minnesota Mining & Manufacturing Co.                40,400        3,494,600
    Tyco International Ltd.                            117,100        5,379,281
                                                                   ------------
                                                                     17,365,662
                                                                   ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS VALUE FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                       NUMBER
                                                         OF
                                                       SHARES          VALUE
                                                      --------         -----
COMMON STOCKS (CONT'D)
OFFICE EQUIPMENT & SUPPLIES (1.0%)
    Pitney Bowes, Inc.                                  87,200     $  3,564,300
                                                                   ------------
OIL SERVICES (4.2%)
    Nabors Industries, Inc.+                            95,500        3,766,281
    Pride International, Inc.                          195,700        4,427,713
    R & B Falcon Corp.                                 347,800        7,216,850
                                                                   ------------
                                                                     15,410,844
                                                                   ------------
PHARMACEUTICALS (5.3%)
    American Home Products Corp.                        66,100        3,713,994
    Aventis SA ADR                                      64,386        3,621,713
    Lilly (Eli) & Co.                                   97,500        7,537,969
    Pharmacia Corp.                                     87,542        4,371,629
                                                                   ------------
                                                                     19,245,305
                                                                   ------------
RETAIL (8.4%)
    Federated Department Stores, Inc.+                 125,100        4,253,400
    May Department Stores Co.                          255,100        7,015,250
    Ross Stores, Inc.                                  223,200        4,631,400
    Safeway, Inc.                                      102,400        4,518,400
    TJX Companies, Inc.                                268,000        5,142,250
    Toys R Us, Inc.+                                   335,600        5,117,900
                                                                   ------------
                                                                     30,678,600
                                                                   ------------
TELECOMMUNICATIONS & EQUIPMENT (8.3%)
    ALLTEL Corp.                                        58,000        3,864,250
    AT&T Corp.                                         120,300        5,616,506
    Bell Atlantic Corp.                                102,100        6,049,425
    Harris Corp.                                        47,500        1,534,844
    MCI WorldCom, Inc.+                                127,900        5,811,456
    SBC Communications, Inc.                           175,049        7,669,334
                                                                   ------------
                                                                     30,545,815
                                                                   ------------
TRANSPORTATION (0.5%)
    Burlington Northern Santa Fe Corp.                  81,200        1,958,950
                                                                   ------------
UTILITIES - ELECTRIC (1.6%)
    Allegheny Energy, Inc.                             123,500        3,751,313
    American Electric Power Co., Inc.                   54,800        2,007,050
                                                                   ------------
                                                                      5,758,363
                                                                   ------------
TOTAL COMMON STOCKS (Cost $312,023,336)                             352,321,017
                                                                   ------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS VALUE FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES          VALUE
                                                      --------         -----
CONVERTIBLE PREFERRED STOCK (0.6%)
REAL ESTATE (0.6%)
    Equity Residential Properties Series G 7.25%,
      Perpetual Convertible (Callable 09/15/02 @ $25.91)
      (Cost $2,512,171)                                101,000     $  2,209,375
                                                                   ------------
SHORT TERM INVESTMENT (2.8%)
    RBB Money Market Portfolio
      (Cost $10,363,440)                            10,363,440       10,363,440
                                                                   ------------
TOTAL INVESTMENTS AT VALUE (99.7%)
      (Cost $324,898,947*)                                          364,893,832

OTHER ASSETS IN EXCESS OF LIABILITIES (0.3%)                          1,080,065
                                                                   ------------
NET ASSETS (100.0%)                                                $365,973,897
                                                                   ============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

--------------------------------------------------------------------------------
+ Non-income producing security.
* Cost for federal income tax purposes is $324,923,182.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS CAPITAL APPRECIATION FUND
SCHEDULE OF INVESTMENTS--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
                                                       NUMBER
                                                         OF
                                                       SHARES          VALUE
                                                      --------         -----
COMMON STOCKS (89.1%)
BANKS & SAVINGS & LOANS (4.4%)
    Citigroup, Inc.                                    743,400   $   44,185,837
    Northern Trust Corp.                               319,700       20,500,762
                                                                 --------------
                                                                     64,686,599
                                                                 --------------
BUSINESS SERVICES (0.7%)
    Omnicom Group, Inc.                                108,000        9,834,750
                                                                 --------------
COMMUNICATIONS & MEDIA (10.7%)
    AT&T Wireless Group+                               209,100        6,651,994
    AT&T Corp. - Liberty Media-A+                      882,400       44,064,850
    CBS Corp.                                          503,680       29,591,200
    Comcast Corp. Class A+                              73,700        2,874,300
    Comcast Corp. Special Class A+ Non-Voting          304,000       12,179,000
    Crown Castle International Corp.                   187,900        7,210,662
    Hispanic Broadcasting Corp.+                        84,200        8,509,462
    Infinity Broadcasting, Inc.+                       363,900       12,349,856
    News Ltd., ADR                                     285,100       14,664,831
    Time Warner, Inc.                                  143,100       12,870,056
    Westwood One, Inc.+                                239,000        8,454,625
                                                                 --------------
                                                                    159,420,836
                                                                 --------------
COMPUTERS (10.5%)
    Citrix Systems, Inc.+                              242,600       14,813,762
    EMC Corp.+                                         159,200       22,118,850
    Hewlett-Packard Co.                                 97,600       13,176,000
    Microsoft Corp.+                                   618,300       43,126,425
    Oracle Systems Corp.+                              426,900       34,125,319
    Sun Microsystems, Inc.+                            273,000       25,098,937
    Veritas Software Corp.+                             34,700        3,722,117
                                                                 --------------
                                                                    156,181,410
                                                                 --------------
CONGLOMERATES (2.6%)
    General Electric Co.                               214,400       33,714,400
    TRW, Inc.                                           84,900        4,966,650
                                                                 --------------
                                                                     38,681,050
                                                                 --------------
ELECTRONICS (13.8%)
    Applied Materials, Inc.+                           229,800       23,396,512
    Flextronics International Ltd.+                    207,200       14,555,800
    Intel Corp.                                        269,700       34,201,331
    JDS Uniphase Corp.+                                149,800       15,541,750
    KLA-Tencor Corp.+                                  132,200        9,898,475
    Lexmark International Group, Inc. Class A+          23,900        2,820,200
    LSI Logic Corp.+                                   229,600       14,350,000
    Maxim Integrated Products, Inc.+                   282,700       18,322,494
    Motorola, Inc.                                     151,500       18,037,969
    Sanmina Corp.+                                     249,400       14,979,587

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS CAPITAL APPRECIATION FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES          VALUE
                                                      --------         -----
COMMON STOCKS (CONT'D)
ELECTRONICS (cont'd)
    Texas Instruments, Inc.                            140,100   $   22,818,787
    Xilinx, Inc.+                                      223,000       16,334,750
                                                                 --------------
                                                                    205,257,655
                                                                 --------------
ENERGY (5.5%)
    Apache Corp.                                       329,100       15,940,781
    Bonneville Pacific Corp.+                           16,883                0
    BP Amoco PLC ADR                                   398,700       20,333,700
    Devon Energy Corp.                                 414,200       19,959,263
    Exxon Mobil Corp.                                  332,900       25,862,169
                                                                 --------------
                                                                     82,095,913
                                                                 --------------
FINANCIAL SERVICES (4.9%)
    American Express Co.                                91,700       13,760,731
    American International Group, Inc.                 147,625       16,192,617
    Freddie Mac                                        253,400       11,640,563
    Lehman Brothers Holdings, Inc.                     222,200       18,234,288
    Morgan Stanley, Dean Witter, & Co.                 178,500       13,699,875
                                                                 --------------
                                                                     73,528,074
                                                                 --------------
HEALTHCARE (1.4%)
    Guidant Corp.                                      133,700        7,671,038
    PE Corp.- PE Biosystems Group                      219,800       13,188,000
                                                                 --------------
                                                                     20,859,038
                                                                 --------------
INDUSTRIAL MANUFACTURING & PROCESSING (2.8%)
    Corning, Inc.                                       76,700       15,148,250
    Nortel Networks Corp.                              229,000       25,934,250
                                                                 --------------
                                                                     41,082,500
                                                                 --------------
LEISURE & ENTERTAINMENT (0.5%)
    Walt Disney Co.                                    171,700        7,436,756
                                                                 --------------
OIL SERVICES (2.1%)
    Cooper Cameron Corp.+                              153,700       11,527,500
    Nabors Industries, Inc.+                           258,400       10,190,650
    Noble Drilling Corp.+                              247,700        9,892,519
                                                                 --------------
                                                                     31,610,669
                                                                 --------------
PHARMACEUTICALS (8.0%)
    Amgen, Inc.+                                       118,600        6,641,600
    Bristol-Myers Squibb Co.                           143,900        7,545,756
    Elan Corp. PLC ADR+                                292,800       12,553,800
    Genentech, Inc.+                                   101,800       11,910,600
    Pharmacia Corp.                                    751,128       37,509,455
    Warner Lambert Co.                                 379,400       43,180,463
                                                                 --------------
                                                                    119,341,674
                                                                 --------------

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS CAPITAL APPRECIATION FUND
SCHEDULE OF INVESTMENTS (CONT'D)--APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES          VALUE
                                                      --------         -----
COMMON STOCKS (CONT'D)
PUBLISHING (0.5%)
    Reader's Digest Assn., Inc. Class A                243,300   $    7,785,600
                                                                 --------------
RETAIL (3.0%)
    Home Depot, Inc.                                   236,650       13,267,191
    Safeway, Inc.+                                     264,300       11,662,238
    Wal-Mart Stores, Inc.                              362,800       20,090,050
                                                                 --------------
                                                                     45,019,479
                                                                 --------------
TELECOMMUNICATIONS & EQUIPMENT (17.5%)
    American Tower Corp., Class A                      198,800        9,244,200
    CIENA Corp.+                                       123,300       15,242,963
    Cisco Systems, Inc.+                               780,800       54,131,400
    EchoStar Communications Corp.+                     294,600       18,762,338
    Lucent Technologies, Inc.                          251,600       15,646,375
    Metromedia Fiber Network, Inc. Class A+            434,000       13,399,750
    Nextel Communications, Inc. Class A+               187,100       20,475,756
    Nokia Corp. Sponsored ADR                          201,600       11,466,000
    NTL, Inc.+                                         137,150       10,491,975
    QUALCOMM Inc.+                                     102,300       11,093,156
    Qwest Communications International, Inc.+          319,800       13,871,325
    Telecom Italia Spa - ADR+                           46,100        6,586,538
    Vodafone Group PLC - ADR (United Kingdom)          707,700       33,261,900
    VoiceStream Wireless Corp.+                        211,754       20,963,646
    Western Wireless Corp. Class A+                    110,200        5,475,563
                                                                 --------------
                                                                    260,112,885
                                                                 --------------
TRANSPORTATION (0.2%)
    Kansas City Southern Industries, Inc.               47,900        3,442,813
                                                                 --------------
TOTAL COMMON STOCKS (Cost $871,708,632)                           1,326,377,701
                                                                 --------------
PREFERRED STOCK (0.0%)
    Fresenius National Medical, Inc. Class D+
      (Cost $18,553)                                    90,000            2,700
                                                                 --------------
SHORT TERM INVESTMENTS (12.4%)
    Institutional Money Market Trust               112,749,054      112,749,054
    RBB Money Market Fund                           71,854,327       71,854,327
                                                                 --------------
TOTAL SHORT TERM INVESTMENTS (Cost $184,603,381)                    184,603,381
                                                                 --------------
TOTAL INVESTMENTS AT VALUE (101.5%)
      (Cost $1,056,330,566*)                                      1,510,983,782

LIABILITIES IN EXCESS OF OTHER ASSETS (1.5%)                        (23,003,959)
                                                                 --------------
NET ASSETS (100.0%)                                              $1,487,979,823
                                                                 ==============

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

--------------------------------------------------------------------------------
+ Non-income producing security.
* Costs for federal income tax purposes is $1,057,450,525.


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL HEALTH SCIENCES FUND
SCHEDULE OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES          VALUE
                                                      --------         -----
COMMON STOCKS (94.5%)
HEALTHCARE (28.3%)
    Affymetrix, Inc.+                                    6,900      $   931,931
    ALZA Corp.+                                         32,200        1,418,812
    Baxter International, Inc.                          16,000        1,042,000
    Edwards Lifesciences Corp.+                          2,480           37,200
    Genzyme Surgical Products Corp.+                     1,861           15,935
    Guidant Corp.                                       20,600        1,181,925
    Health Management Associates, Inc. Class A+        150,000        2,390,625
    Hooper Holmes, Inc.                                161,800        2,811,275
    Inhale Therapeutic Systems , Inc.+                   6,300          389,812
    Medtronic, Inc.                                     35,100        1,823,006
    PE Corp. - PE Biosystems Group                      23,400        1,404,000
    Sequenom, Inc.+                                      9,000          218,250
    Tenet Healthcare Corp.+                             21,500          548,250
    UnitedHealth Group Inc.                              9,500          633,531
                                                                    -----------
                                                                     14,846,552
                                                                    -----------
INDUSTRIAL MANUFACTURING & PROCESSING (2.3%)
    Waters Corp.+                                       12,700        1,206,500
                                                                    -----------
PHARMACEUTICALS (63.9%)
    Aclara Biosciences, Inc.+                           17,500          667,187
    Alkermes, Inc.+                                      9,600          511,200
    Allos Therapeutics Inc.+                            24,400          262,300
    Alpharma , Inc. Class A                             34,300        1,324,838
    American Home Products Corp.                        14,000          786,625
    Amgen, Inc.+                                        16,800          940,800
    Bristol-Myers Squibb Co.                            32,800        1,719,950
    Cardinal Health, Inc.                               20,600        1,134,288
    Celgene Corp.+                                      14,400          677,700
    Elan Corp. PLC ADR+                                 21,000          900,375
    Forest Laboratories, Inc.+                          21,800        1,832,563
    Gene Logic, Inc.+                                   19,800          532,125
    Genentech, Inc.+                                    16,000        1,872,000
    Genzyme Corp.+                                      18,600          907,913
    Gilead Sciences, Inc.+                              15,700          850,744
    IDEC Pharmaceuticals Corp.+                         20,000        1,280,000
    Immunex Corp.+                                      32,100        1,263,938
    Lilly (Eli) & Co.                                   16,700        1,291,119
    Medimmune, Inc.+                                     5,900          943,631
    Merck & Co., Inc.                                    9,000          625,500
    Pfizer, Inc.                                        21,200          893,050
    Pharmacia Corp.                                     43,197        2,157,150
    Progenics Pharmaceuticals, Inc.+                     8,700          400,200
    QLT PhotoTherapeutics, Inc.+                        22,100        1,227,931
    Schering-Plough Corp.                               18,900          761,906
    Sepracor, Inc.+                                      7,000          644,000

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL HEALTH SCIENCES FUND
SCHEDULE OF INVESTMENTS -- APRIL 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                       NUMBER
                                                         OF
                                                       SHARES          VALUE
                                                      --------         -----
COMMON STOCKS (CONT'D)
PHARMACEUTICALS (cont'd)
    Teva Pharmaceutical Industries, Ltd. PLC ADR        21,200         $932,800
    Texas Biotechnology Corp.+                          38,900          476,525
    Vertex Pharmaceuticals, Inc.+                       22,600        1,180,850
    Warner-Lambert Co.                                  27,100        3,084,319
    Watson Pharmaceuticals, Inc.+                       32,000        1,438,000
                                                                    -----------
                                                                     33,521,527
                                                                    -----------
TOTAL COMMON STOCKS (Cost $35,818,922)                               49,574,579
                                                                    -----------
SHORT TERM INVESTMENTS (5.8%)
    Institutional Money Market Trust                   567,197          567,197
    RBB Money Market Fund                            2,482,299        2,482,299
                                                                    -----------
TOTAL SHORT TERM INVESTMENTS (Cost $3,049,496)                        3,049,496
                                                                    -----------
TOTAL INVESTMENTS AT VALUE (100.3%) (Cost $38,868,418*)              52,624,075

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.3%)                          (178,369)
                                                                    -----------
NET ASSETS (100.0%)                                                 $52,445,706
                                                                    ===========

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt

--------------------------------------------------------------------------------
+ Non-income producing security.
* Costs for federal income tax purposes is $38,943,164.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

                                                      WARBURG PINCUS     WARBURG PINCUS       WARBURG PINCUS      WARBURG PINCUS
                                                         BALANCED             VALUE        CAPITAL APPRECIATION    GLOBAL HEALTH
                                                           FUND                FUND                 FUND           SCIENCES FUND
                                                      --------------     --------------    --------------------   ---------------

ASSETS
  Investment at value (Cost - $28,516,365,
    $324,898,947, $1,056,330,566 and
    $38,868,418, respectively)                          $30,506,524       $364,893,832        $1,510,983,782        $52,624,075
  Receivable from adviser                                         0                  0                     0             10,449
  Receivable for investment securities sold                 283,296          4,059,085             3,482,759                  0
  Receivable for fund shares sold                             4,840              1,707             1,862,101             91,104
  Deferred organizational/offering costs                          0                  0                     0             11,314
  Dividends, interest, and reclaim receivable               161,925            370,504             1,045,467             29,453
  Prepaid expenses and other assets                          28,850             50,220                38,149             16,549
                                                        -----------       ------------        --------------        -----------
      Total Assets                                       30,985,435        369,375,348         1,517,412,258         52,782,944
                                                        -----------       ------------        --------------        -----------
LIABILITIES
  Advisory fee payable                                       15,807            226,237               851,791             41,873
  Administration fee payable                                  2,502             75,412               222,668              4,355
  Shareholder servicing fee payable                           2,689             21,923                57,460             10,888
  Payable for investment purchases                          576,525          2,542,825            27,893,908            225,700
  Payable for fund shares redeemed                                0                  0                65,291                  0
  Accrued expenses payable                                   49,560            535,054               341,317             54,422
                                                        -----------       ------------        --------------        -----------
      Total Liabilities                                     647,083          3,401,451            29,432,435            337,238
                                                        -----------       ------------        --------------        -----------
NET ASSETS
  Capital Stock, .001 par value                               2,330             23,456                48,464              2,843
  Paid-in Capital                                        25,298,952        298,259,259           880,096,157         34,648,751
  Accumulated undistributed net
    investment income (loss)                                 52,495           (166,955)           (1,857,546)          (235,086)
  Accumulated net realized gain from
    security transactions                                 2,994,485         27,863,251           155,039,532          4,273,541
  Net unrealized appreciation
    from investments                                      1,990,090         39,994,886           454,653,216         13,755,657
                                                        -----------       ------------        --------------        -----------
      Net Assets                                        $30,338,352       $365,973,897        $1,487,979,823        $52,445,706
                                                        ===========       ============        ==============        ===========
COMMON SHARES
  Net Assets                                            $30,167,823       $312,722,269        $1,451,260,156        $52,445,706
                                                        -----------       ------------        --------------        -----------
  Shares outstanding                                      2,316,237         21,786,170            47,341,622          3,016,106
                                                        -----------       ------------        --------------        -----------
  Net asset value, offering price and
    redemption price per share                          $     13.02       $      14.35        $        30.66             $17.39
                                                        ===========       ============        ==============        ===========
ADVISOR SHARES
  Net Assets                                            $   170,529       $ 53,251,628        $   36,719,667
                                                        -----------       ------------        --------------
  Shares outstanding                                         13,098          3,710,803             1,222,394
                                                        -----------       ------------        --------------
  Net asset value, offering price
    and redemption price per share                      $     13.02       $      14.35        $        30.04
                                                        ===========       ============        ==============


                                     24 & 25

WARBURG PINCUS DOMESTIC EQUITY FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

                                                                     WARBURG PINCUS    WARBURG PINCUS
                                                                        BALANCED            VALUE
                                                                          FUND              FUND
                                                                     --------------    --------------
INVESTMENT INCOME:
    Dividends                                                          $  100,003       $  3,666,771
    Interest                                                              423,193            228,225
    Foriegn Taxes Withheld                                                   (364)                 0
                                                                       ----------       ------------
      Total investment income                                             522,832          3,894,996
                                                                       ----------       ------------
EXPENSES:
    Investment advisory fees                                              140,158          1,690,984
    Administrative services fees                                           43,577            558,861
    Audit fees                                                              5,787             15,148
    Custodian/Sub-custodian fees                                            8,348             53,182
    Directors/Trustees fees                                                 6,309              7,325
    Insurance fees                                                            408              5,702
    Interest expense                                                           33             14,937
    Legal fees                                                              5,098             24,304
    Offering /Organizational costs                                              0                  0
    Printing fees                                                          11,167             53,450
    Registration fees                                                      15,518             26,215
    Shareholder servicing/distribution fees                                39,195            143,770
    Transfer agent fees                                                    26,786            363,409
    Miscellaneous fees                                                      1,178             14,087
                                                                       ----------       ------------
                                                                          303,562          2,971,374
    Less: fees waived and transfer agent fee offsets                      (93,062)           (60,872)
                                                                       ----------       ------------
      Total expenses                                                      210,500          2,910,502
                                                                       ----------       ------------
        Net investment income (loss)                                      312,332            984,494
                                                                       ----------       ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND
  FOREIGN CURRENCY RELATED ITEMS:
    Net realized gain from investments                                  3,017,230         28,254,191
    Net realized loss from foreign currency related items                       0            (11,315)
    Net change in unrealized appreciation/depreciation from
      investments                                                      (1,155,219)       (49,540,292)
                                                                       ----------       ------------
        Net realized and unrealized gain (loss) from investments        1,862,011        (21,297,416)
                                                                       ----------       ------------
Net increase (decrease) in net assets resulting from operations        $2,174,343       $(20,312,922)
                                                                       ==========       ============

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------


                                                                                               WARBURG PINCUS
                                                                            WARBURG PINCUS      GLOBAL HEALTH
                                                                         CAPITAL APPRECIATION     SCIENCES
                                                                                 FUND               FUND
                                                                         --------------------  --------------
INVESTMENT INCOME:
    Dividends                                                                $  2,169,993        $  111,270
    Interest                                                                    2,418,042            75,159
    Foriegn Taxes Withheld                                                        (13,884)                0
                                                                             ------------        ----------
      Total investment income                                                   4,574,151           186,429
                                                                             ------------        ----------
EXPENSES:
    Investment advisory fees                                                    4,644,573           265,103
    Administrative services fees                                                1,222,974            54,151
    Audit fees                                                                     15,740             6,278
    Custodian/Sub-custodian fees                                                  107,062             7,075
    Directors/Trustees fees                                                         7,300             6,422
    Insurance fees                                                                     41               662
    Interest fees                                                                   1,456               390
    Legal fees                                                                     28,848             7,363
    Offering /Organizational costs                                                      0             2,948
    Printing fees                                                                  58,076             6,859
    Registration fees                                                              45,967            15,500
    Shareholder servicing/distribution fees                                        82,652            66,276
    Transfer agent fees                                                           403,496            51,527
    Miscellaneous fees                                                              9,484             4,784
                                                                             ------------        ----------
                                                                                6,627,669           495,338
    Less: fees waived and transfer agent fee offsets                             (195,972)          (73,823)
                                                                             ------------        ----------
      Total expenses                                                            6,431,697           421,515
                                                                             ------------        ----------
        Net investment loss                                                    (1,857,546)         (235,086)
                                                                             ------------        ----------
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS AND
  FORIEGN CURRENCY RELATED ITEMS:
    Net realized gain from investments                                        156,805,035         4,518,138
    Net change in unrealized appreciation from  investments                   168,865,653         2,035,467
                                                                             ------------        ----------
        Net realized and unrealized gain from investments                     325,670,688         6,553,605
                                                                             ------------        ----------
Net increase in net assets resulting from operations                         $323,813,142        $6,318,519
                                                                             ============        ==========

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                               WARBURG PINCUS
                                                                                BALANCED FUND
                                                                      --------------------------------
                                                                         FOR THE
                                                                        SIX MONTHS        FOR THE YEAR
                                                                          ENDED              ENDED
                                                                      APRIL 30, 2000       OCTOBER 31,
                                                                       (UNAUDITED)            1999
                                                                      --------------      ------------
FROM OPERATIONS:
  Net investment income (loss)                                         $    312,332       $    667,389
  Net realized gain from security transactions                            3,017,230          4,039,738
  Net realized loss from foreign currency related items                           0               (577)
  Net change in unrealized appreciation (depreciation) from
    investments                                                          (1,155,219)          (264,449)
                                                                       ------------       ------------
  Net increase (decrease) in net assets resulting from operations         2,174,343          4,442,101
                                                                       ------------       ------------
FROM DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income:
    Common Class shares                                                    (308,959)          (693,463)
    Advisor Class shares                                                     (1,180)            (3,960)
  Distributions from net realized gains:
    Common Class shares                                                  (3,994,517)        (2,782,788)
    Advisor Class shares                                                    (27,294)           (16,488)
                                                                       ------------       ------------
  Net decrease in net assets from dividends and distributions            (4,331,950)        (3,496,699)
                                                                       ------------       ------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                                            6,367,353          7,292,072
  Reinvestment of dividends and distributions                             4,009,491          3,342,592
  Net asset value of shares redeemed                                    (10,951,823)       (14,218,841)
                                                                       ------------       ------------
    Net increase (decrease) in net assets from capital share
      transactions                                                         (574,979)        (3,584,177)
                                                                       ------------       ------------
  Net increase (decrease) in net assets                                  (2,732,586)        (2,638,775)
NET ASSETS:
  Beginning of period                                                    33,070,938         35,709,713
                                                                       ------------       ------------
  End of period                                                        $ 30,338,352       $ 33,070,938
                                                                       ============       ============
  Undistributed net investment income (loss):                          $     52,495       $     50,302
                                                                       ============       ============


                                                                                WARBURG PINCUS
                                                                                  VALUE FUND
                                                                      -------------------------------------
                                                                          FOR THE               FOR THE
                                                                        SIX MONTHS           FOR THE YEAR
                                                                           ENDED                 ENDED
                                                                      APRIL 30, 2000           OCTOBER 31,
                                                                        (UNAUDITED)               1999
                                                                       --------------       ---------------
FROM OPERATIONS:
  Net investment income (loss)                                         $    984,494         $     4,505,022
  Net realized gain from security transactions                           28,254,191             119,380,196
  Net realized loss from foreign currency related items                     (11,315)                 (1,126)
  Net change in unrealized appreciation (depreciation) from
    investments                                                         (49,540,292)             (7,555,427)
                                                                       ------------         ---------------
  Net increase (decrease) in net assets resulting from operations       (20,312,922)            116,328,665
                                                                       ------------         ---------------
FROM DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income:
    Common Class shares                                                  (1,213,946)             (4,530,686)
    Advisor Class shares                                                    (32,214)               (156,348)
  Distributions from net realized gains:
    Common Class shares                                                (103,988,288)            (21,637,029)
    Advisor Class shares                                                (14,935,526)             (2,951,282)
                                                                       ------------         ---------------
  Net decrease in net assets from dividends and distributions          (120,169,974)            (29,275,345)
                                                                       ------------         ---------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                                           46,234,947             205,453,087
  Reinvestment of dividends and distributions                           116,962,972              28,469,978
  Net asset value of shares redeemed                                   (330,595,326)           (447,327,821)
                                                                       ------------         ---------------
    Net increase (decrease) in net assets from capital share
      transactions                                                     (167,397,407)           (213,404,756)
                                                                       ------------         ---------------
  Net increase (decrease) in net assets                                (307,880,303)           (126,351,436)
NET ASSETS:
  Beginning of period                                                   673,854,200             800,205,636
                                                                       ------------         ---------------
  End of period                                                        $365,973,897         $   673,854,200
                                                                       ============         ===============
  Undistributed net investment income (loss):                          $   (166,955)        $        94,711
                                                                       ============         ===============



                                                                                   WARBURG PINCUS
                                                                            CAPITAL APPRECIATION FUND
                                                                       ------------------------------------
                                                                           FOR THE
                                                                          SIX MONTHS          FOR THE YEAR
                                                                            ENDED                ENDED
                                                                       APRIL 30, 2000          OCTOBER 31,
                                                                         (UNAUDITED)              1999
                                                                       --------------        --------------
FROM OPERATIONS:
  Net investment income (loss)                                         $   (1,857,546)       $   (2,181,859)
  Net realized gain from security transactions                            156,805,035           120,985,252
  Net realized loss from foreign currency related items                             0                     0
  Net change in unrealized appreciation (depreciation) from
    investments                                                           168,865,653           146,455,307
                                                                       --------------        --------------
  Net increase (decrease) in net assets resulting from operations         323,813,142           265,258,700
                                                                       --------------        --------------
FROM DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income:
    Common Class shares                                                             0              (220,220)
    Advisor Class shares                                                            0                     0
  Distributions from net realized gains:
    Common Class shares                                                  (114,581,024)          (29,615,988)
    Advisor Class shares                                                   (2,730,915)           (1,286,536)
                                                                       --------------        --------------
  Net decrease in net assets from dividends and distributions            (117,311,939)          (31,122,744)
                                                                       --------------        --------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                                            423,257,536           366,818,755
  Reinvestment of dividends and distributions                             106,986,590            29,488,316
  Net asset value of shares redeemed                                     (283,734,063)         (268,968,150)
                                                                       --------------        --------------
    Net increase (decrease) in net assets from capital share
      transactions                                                        246,510,063           127,338,921
                                                                       --------------        --------------
  Net increase (decrease) in net assets                                   453,011,266           361,474,877
NET ASSETS:
  Beginning of period                                                   1,034,968,557           673,493,680
                                                                       --------------        --------------
  End of period                                                        $1,487,979,823        $1,034,968,557
                                                                       ==============        ==============
  Undistributed net investment income (loss):                          $   (1,857,546)       $            0
                                                                       ==============        ==============



                                                                            WARBURG PINCUS GLOBAL
                                                                            HEALTH SCIENCES FUND
                                                                       --------------------------------
                                                                          FOR THE
                                                                         SIX MONTHS        FOR THE YEAR
                                                                           ENDED              ENDED
                                                                       APRIL 30, 2000       OCTOBER 31,
                                                                         (UNAUDITED)           1999
                                                                       --------------      ------------
FROM OPERATIONS:
  Net investment income (loss)                                          $   (235,086)      $   (401,889)
  Net realized gain from security transactions                             4,518,138          1,887,922
  Net realized loss from foreign currency related items                            0                  0
  Net change in unrealized appreciation (depreciation) from
    investments                                                            2,035,467          1,071,423
                                                                        ------------       ------------
  Net increase (decrease) in net assets resulting from operations          6,318,519          2,557,456
                                                                        ------------       ------------
FROM DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income:
    Common Class shares                                                            0                  0
    Advisor Class shares                                                           0                  0
  Distributions from net realized gains:
    Common Class shares                                                            0                  0
    Advisor Class shares                                                           0                  0
                                                                        ------------       ------------
  Net decrease in net assets from dividends and distributions                      0                  0
                                                                        ------------       ------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares                                            47,694,221         35,244,741
  Reinvestment of dividends and distributions                                      0                  0
  Net asset value of shares redeemed                                     (49,140,955)       (54,564,366)
                                                                        ------------       ------------
    Net increase (decrease) in net assets from capital share
      transactions                                                        (1,446,734)       (19,319,625)
                                                                        ------------       ------------
  Net increase (decrease) in net assets                                    4,871,785        (16,762,169)
NET ASSETS:
  Beginning of period                                                     47,573,921         64,336,090
                                                                        ------------       ------------
  End of period                                                         $ 52,445,706       $ 47,573,921
                                                                        ============       ============
  Undistributed net investment income (loss):                           $   (235,086)      $          0



                 See Accompanying Notes to Financial Statements.

                                     28 & 29

WARBURG PINCUS BALANCED FUND
FINANCIAL HIGHLIGHTS
(For a Common Class share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------


                                  FOR THE SIX
                                  MONTHS ENDED
                                 APRIL 30, 2000
                                   (UNAUDITED)         1999          1998       1997**           1997+        1996+        1995+
                                 --------------       -------       -------    -------          -------      -------       ------
PER-SHARE DATA
Net asset value,
  beginning of period                $ 13.88          $ 13.50       $ 14.38    $ 14.24          $ 11.94      $ 11.12       $11.01
                                     -------          -------       -------    -------          -------      -------       ------
INVESTMENT ACTIVITIES:
  Net investment income                 0.11             0.27          0.25       0.03             0.23         0.16         0.21
  Net gains on net investments
    (both realized and
    unrealized)                         0.81             1.45          0.42       0.16             2.46         0.94         1.72
                                     -------          -------       -------    -------          -------      -------       ------
      Total from investment
       activities                       0.92             1.72          0.67       0.19             2.69         1.10         1.93
                                     -------          -------       -------    -------          -------      -------       ------
LESS DIVIDENDS AND
DISTRIBUTIONS:
  Dividends from net
    investment income                  (0.13)           (0.28)        (0.26)     (0.05)           (0.24)       (0.13)       (0.31)
  Distributions from net
    realized gains                     (1.65)           (1.06)        (1.29)      0.00            (0.15)       (0.15)       (1.51)
                                     -------          -------       -------    -------          -------      -------       ------
      Total dividends and
       distributions                   (1.78)           (1.34)        (1.55)     (0.05)           (0.39)       (0.28)       (1.82)
                                     -------          -------       -------    -------          -------      -------       ------
NET ASSET VALUE,
  END OF PERIOD                       $13.02          $ 13.88       $ 13.50    $ 14.38          $ 14.24      $ 11.94       $11.12
                                     =======          =======       =======    =======          =======      =======       ======
      Total return                      7.13%(DAGGER)   13.61%         5.33%      1.30%(DAGGER)   23.03         9.99%       21.56%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted)                     $30,168          $32,805       $35,542    $38,294          $38,926      $30,853       $5,342
                                     -------          -------       -------    -------          -------      -------       ------
Ratio of expenses to
  average net assets@                   1.37%*           1.35%         1.35%      1.35%*           1.35%        1.53%        1.53%
    Ratio of net income to
      average net assets                2.01%*           1.94%         1.76%      1.38%*           1.76%        1.66%        2.30%
    Decrease reflected in
      above operating expense
      ratios due to waviers/
      reimbursements                     .57%*            .62%          .62%       .68%*            .55%         .90%        4.51%
Portfolio turnover rate                   91%             116%          132%        15%             120%         108%         107%

--------------------------------------------------------------------------------

** For the two months ended October 31, 1997.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in reduction to the Common Shares net expense ratio by .02% annualized for the six months ended April 30, 2000. These arrangements had no effect on the funds expense ratios for the previous periods. The Common Shares operating expense ratio after reflecting these arrangements was 1.35% annualized for the six months ended April 30, 2000.
+  For the year ended August 31.
(DAGGER) Non-annualized.
*  Annualized.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS VALUE FUND
FINANCIAL HIGHLIGHTS
(For a Common Class share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                              FOR THE SIX
                             MONTHS ENDED
                            APRIL 30, 2000
                              (UNAUDITED)          1999          1998        1997**           1997+         1996+       1995+
                            --------------       --------      --------     --------         --------     --------    ----------
PER-SHARE DATA
Net asset value,
  beginning of period          $  18.93          $  16.97      $  18.56     $  18.44         $  14.90     $  16.40    $    14.56
                               --------          --------      --------     --------         --------     --------    ----------
INVESTMENT ACTIVITIES:
  Net investment income            0.04              0.13          0.14         0.02             0.14         0.11          0.22
  Net gains (losses) on
    net investments (both
    realized and
    unrealized)                   (0.43)             2.49          1.36         0.14             3.53        (0.66)         1.98
                               --------          --------      --------     --------         --------     --------    ----------
      Total from investment
       activities                 (0.39)             2.62          1.50         0.16             3.67        (0.55)         2.20
                               --------          --------      --------     --------         --------     --------    ----------
LESS DIVIDENDS AND
DISTRIBUTIONS:
  Dividends from net
    investment income             (0.05)            (0.13)        (0.14)       (0.04)           (0.13)       (0.14)        (0.18)
  Distributions from net
    realized gains                (4.14)            (0.53)        (2.95)        0.00             0.00        (0.81)        (0.18)
                               --------          --------      --------     --------         --------     --------    ----------
      Total dividends and
       distributions              (4.19)            (0.66)        (3.09)       (0.04)           (0.13)       (0.95)        (0.36)
                               --------          --------      --------     --------         --------     --------    ----------
NET ASSET VALUE,
  END OF PERIOD                $  14.35          $  18.93      $  16.97     $  18.56         $  18.44     $  14.90    $    16.40
                               ========          ========      ========     ========         ========     ========    ==========
      Total return                (2.22)%(DAGGER)   15.77%         9.11%        0.85%(DAGGER)   24.78%       (3.54)%       15.62%

RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of period
  (000s omitted)               $312,722          $602,282      $703,808     $608,205         $601,159     $727,627    $1,038,193
Ratio of expenses to
  average net assets               1.25%@*           1.14%@        1.19%@       1.18%@*          1.15%@       1.21%@        1.22%
    Ratio of net income to
      average net assets            .50%*             .65%          .83%         .75%*            .80%         .69%         1.64%
Portfolio turnover rate              23%               78%           78%          19%             148%          94%          109%

--------------------------------------------------------------------------------

** For the two months ended October 31, 1997.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in reduction to the Common Shares net expense ratio by .02% annualized for the six months ended April 30, 2000. These arrangements had no effect on the funds expense ratios for the previous periods. The Common Shares operating expense ratio after reflecting these arrangements was 1.23% annualized for the six months ended April 30, 2000.
+  For the year ended August 31.
(DAGGER) Non-annualized.
*  Annualized.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS
(For a Common Class share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------


                                    FOR THE SIX
                                    MONTHS ENDED                                   FOR THE YEAR ENDED OCTOBER 31,
                                   APRIL 30, 2000        ------------------------------------------------------------------------
                                     (UNAUDITED)            1999             1998           1997             1996          1995
                                   --------------        ----------        --------      ----------        --------      --------
PER-SHARE DATA
Net asset value,
  beginning of period                $    25.82          $    19.52        $  21.09      $    17.95        $  16.39      $ 14.29
                                     ----------          ----------        --------      ----------        --------      -------
INVESTMENT ACTIVITIES:
  Net investment
    income (loss)                         (0.04)              (0.05)           0.01            0.11            0.08         0.04
  Net gains on investments
    (both realized and
    unrealized)                            7.81                7.27            2.31            4.93            3.53         3.08
                                     ----------          ----------        --------      ----------        --------      -------
      Total from investment
       activities                          7.77                7.22            2.32            5.04            3.61         3.12
                                     ----------          ----------        --------      ----------        --------      -------
LESS DIVIDENDS AND
DISTRIBUTIONS:
  Dividends from net
    investment income                      0.00               (0.01)          (0.08)          (0.10)          (0.01)       (0.04)
  Distributions from net
    realized gains                        (2.93)              (0.91)          (3.81)          (1.80)          (2.04)       (0.98)
                                     ----------          ----------        --------      ----------        --------      -------
      Total dividends and
       distributions                      (2.93)              (0.92)          (3.89)          (1.90)          (2.05)       (1.02)
                                     ----------          ----------        --------      ----------        --------      -------
NET ASSET VALUE, END OF PERIOD       $    30.66          $    25.82        $  19.52      $    21.09        $  17.95      $ 16.39
                                     ==========          ==========        ========      ==========        ========      =======
      Total return                        31.88%(DAGGER)      38.28%          12.75%          30.98%          24.67%       24.05%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted)                     $1,451,260          $1,005,670        $646,657        $587,091        $407,707     $235,712
Ratio of expenses to average
  net assets@                              0.98%*              1.01%           1.00%           1.01%           1.04%        1.12%
    Ratio of net income
      (loss) to average net
      assets                               (.27)%*             (.23)%           .05%            .54%            .59%         .31%
Portfolio turnover rate                     148%                144%            169%            238%            171%         146%

--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Shares net expense ratio by .02% annualized for the six months ended April 30, 2000, .01%, .00%, .01% and .01% for the year or period ended October 31, 1999, 1998, 1997, and 1996 respectively. The Common Shares' operating expense ratio after reflecting these arrangements were .96% annualized for the six months ended April 30, 2000, 1.00% for each of the years ended October 31, 1999, 1998, 1997 and 1.03% for the year ended October 31, 1996.
(DAGGER) Non-annualized.
* Annualized.

                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL HEALTH SCIENCES FUND
FINANCIAL HIGHLIGHTS
(For a Common Class share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------


                                                             FOR THE SIX
                                                             MONTHS ENDED             FOR THE YEAR ENDED OCTOBER 31,
                                                            APRIL 30, 2000       ---------------------------------------
                                                              (UNAUDITED)          1999            1998           1997**
                                                            --------------       -------         -------         -------
PER-SHARE DATA
Net asset value, beginning of period                            $ 14.92          $ 14.41         $ 12.22         $ 10.00
                                                                -------          -------         -------         -------
INVESTMENT ACTIVITIES:
  Net investment loss                                             (0.07)           (0.13)          (0.06)          (0.02)
  Net gains on investments (both realized and unrealized)          2.54             0.64            2.97            2.24
                                                                -------          -------         -------         -------
      Total from investment activities                             2.47             0.51            2.91            2.22
                                                                -------          -------         -------         -------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net investment income                             0.00             0.00           (0.04)           0.00
  Distributions from realized net gains                            0.00             0.00           (0.68)           0.00
                                                                -------          -------         -------         -------
      Total dividends and distributions                            0.00             0.00           (0.72)           0.00
                                                                -------          -------         -------         -------
NET ASSET VALUE, END OF PERIOD                                  $ 17.39          $ 14.92         $ 14.41         $ 12.22
                                                                =======          =======         =======         =======
      Total return                                                16.42%(DAGGER)    3.54%          25.25%          22.20%(DAGGER)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                        $52,446          $47,574         $64,336         $18,246
Ratio of expenses to average net assets@                           1.61%*           1.59%           1.59%           1.59%*
  Ratio of net income (loss) to average net asset                 (0.89)%*          0.62%          (0.58)%         (0.24)%*
  Decrease reflected in above operating expense
    ratios due to waviers/reimbursements                           0.25%*           0.29%           0.38%           1.83%*
Portfolio turnover rate                                             140%             146%             63%            160%

--------------------------------------------------------------------------------

** For the two months  ended  December  31, 1996  (commencement  of  operations)
   through October 31, 1997.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in reduction to the Common Shares net expense ratio by .02% annualized for the six months ended April 30, 2000. These arrangements had no effect on the funds expense ratios for the previous periods. The Common Shares operating expense ratio after reflecting these arrangements was 1.59% annualized for the six months ended April 30, 2000.
(DAGGER) Non-annualized.
*  Annualized.


                 See Accompanying Notes to Financial Statements.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

   The Warburg Pincus Balanced Fund (the "Balanced Fund"), Warburg Pincus Value Fund (formerly, Warburg Pincus Growth & Income Fund) (the "Value Fund"), Warburg Pincus Capital Appreciation Fund (the "Capital Appreciation Fund"), and the Warburg Pincus Global Health Sciences Fund (formerly, Warburg Pincus Health Sciences Fund) (the "Global Health Sciences Fund"), each a Maryland corporation, are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies (each, a "Fund" and collectively, the "Funds").

   Investment objectives for each fund are as follows: the Balanced Fund seeks maximum total return through a combination of long-term growth of capital, and current income consistent with preservation of capital; the Value Fund seeks long-term growth of capital, income and a reasonable current return; the Capital Appreciation Fund seeks long-term capital appreciation and the Global Health Sciences Fund seeks capital appreciation.

   Each Fund (except the Capital Appreciation Fund) may invest up to 15% of its net assets in non-publicly traded securities. The Capital Appreciation Fund may invest up to 10% of its total assets in such securities. Non-publicly traded securities may be less liquid than publicly traded securities, and they may be difficult or impossible to sell at the time and the price the Fund would like. In addition, the lack of an active market may make it difficult to obtain an accurate price for a Fund security.

   Each Fund (except the Global Health Sciences Fund) offers two classes of shares, one class being referred to as the Common Class shares and one class being referred to as Advisor Class shares. Common and Advisor Class shares in each Fund represent an equal pro rata interest in such Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Common Class shares for the Balanced Fund and the Global Health Sciences Fund bear expenses paid pursuant to a shareholder servicing and distribution plan at an annual rate not to exceed .25% of the average daily net asset value of each Fund's Common Class share. Advisor Class shares bear expenses paid pursuant to a distribution plan adopted by each Fund at an annual rate not to exceed .75% of the average daily net asset value of each Fund's Advisor Class shares. Advisor Class shares are currently bearing expenses of
 .50% of average daily net assets.

   The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

valued at the mean between the last reported bid and asked price. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Fund's Board. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

   The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Funds isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

   Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principally distribution and shareholder servicing fees) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares. The cost of investments sold is determined by use of the high cost method for both financial reporting and income tax purposes.

   Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually (except with respect to the Value Fund and the Balanced Fund for which dividends, if any, are paid quarterly). However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   No provision is made for federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

investment companies under the Internal Revenue Code of 1986, as amended ("the Code"), and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   Pursuant to an exemptive order issued by the Securities and Exchange Commission, each Fund, along with other Funds advised by Credit Suisse Asset Management LLC, ("CSAM"), can transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities, pledged as collateral for repurchase agreements, are held by the Funds' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the counterparty to the agreement, retention of the collateral may be subject to legal proceedings. At April 30, 2000 the Funds had no investments in repurchase agreements.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   Effective May 1, 2000, Global Health Sciences changed its fiscal and tax year ends from October 31st to August 31st, which was approved by the Fund's Board of Directors on May 1, 2000.

   The Funds have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of their transfer agent expense.

   For the six months ended April 30, 2000, the Funds received credits or reimbursements under this arrangement as follows:

           FUND                                                 AMOUNT
           ----                                                --------
           Balanced Fund                                      $  4,411
           Value Fund                                           60,872
           Capital Appreciation Fund                           195,972
           Global Health Sciences Fund                           7,687

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

   Pursuant to Investment Advisory Agreement, CSAM, an indirect, wholly owned subsidiary of Credit Suisse Group, serves as investment advisor for each of the Funds described herein.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

   For its investment advisory services, CSAM receives the following fees based on each Fund's average daily net assets:

           FUND                                         ANNUAL RATE
           ------                              ---------------------------------
           Balanced Fund                        .90% of average daily net assets
           Value Fund                           .75% of average daily net assets
           CapitalAppreciation Fund             .70% of average daily net assets
           Global Health Sciences Fund         1.00% of average daily net assets

   For the six months ended April 30, 2000, investment advisory fees and voluntary waivers were as follows:

                                             GROSS                       NET
           FUND                           ADVISORY FEE   WAIVER     ADVISORY FEE
           ----                           ------------  --------    ------------
           Balanced Fund                  $  140,158    $(65,291)  $   74,867
           Value Fund                      1,690,984           0    1,690,984
           Capital Appreciation Fund       4,644,573           0    4,644,573
           Global Health Sciences Fund       265,103     (49,819)     215,284

   Credit Suisse Asset Managment Securities, Inc. ("CSAMSI") serves as each Fund's co-administrator. PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Bank Corp. ("PNC"), also serves as each Fund's co-administrator. For administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of each Fund's average daily net assets. For the six months ended April 30, 2000, administrative services fees were as follows:

           FUND                                            CO-ADMINISTRATION FEE
           ----                                            ---------------------
           Balanced Fund                                          $ 15,573
           Value Fund                                              225,465
           Capital Appreciation Fund                               663,510
           Global Health Sciences Fund                              26,510

   For administrative services, PFPC currently receives a fee, exclusive of out-of-pocket expenses, calculated as follows:

                                         AVERAGE DAILY
           FUND                           NET ASSETS           ANNUAL RATE
           ----                       ------------------       -----------
           Balanced Fund &
            Value Fund                First $500 million           0.15%
                                        Next $1 Billion            0.10%
                                       Over $1.5 Billion           0.05%
           Capital Appreciation Fund
            & Global Health
            Sciences Fund             First $500 million           0.10%
                                        Next $1 Billion           0.075%
                                       Over $1.5 Billion           0.05%

WARBURG PINCUS FUNDS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

   For the six months ended April 30, 2000, administrative service fees earned and voluntarily waived by PFPC (including out-of-pocket expenses) were as follows:
                                                                         NET
 FUND                     CO-ADMINISTRATION FEE  WAIVER   CO-ADMINISTRATION FEE
 ----                     --------------------- --------   ---------------------
Balanced Fund                  $ 28,004         $(23,360)       $  4,644
Value Fund                      333,396                0         333,396
Capital Appreciation Fund       559,462                0         559,462
Global Health Sciences Fund      27,641          (16,318)         11,323

   CSAMSI served as distributor of each Fund's shares until January 1, 2000. On January 1, 2000, Provident Distributors, Inc. ("PDI") replaced CSAMSI as distributor to each Fund. No compensation is payable by any of the Funds to PDI for distribution services. Pursuant to a distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives a fee for its selling services. This fee is calculated at an annual rate of .25% of the average daily net assets of the Common Class shares of the Balanced Fund and the Global Health Sciences Fund and at an annual rate of.50% of the Advisor Class shares of the Balanced Fund, the Value Fund and the Capital Appreciation Fund. CSAMSI may use this fee to compensate service organizations for shareholder servicing and distribution services.

   For  the  six  months  ended  April  30,  2000,   shareholder  servicing  and
distribution fees were as follows:

                                                          SHAREHOLDER SERVICING/
           FUND                                              DISTRIBUTION FEE
           ----                                           ----------------------
           Balanced Fund
            Common shares                                       $ 38,670
            Advisor shares                                           525
                                                                --------
                                                                $ 39,195
                                                                ========
           Value Fund
            Advisor shares                                      $143,770
                                                                ========
           Capital Appreciation Fund
            Advisor shares                                      $ 82,652
                                                                ========
           Global Health Sciences Fund
            Common shares                                       $ 66,276
                                                                ========

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

3. LINE OF CREDIT

   The Funds, together with other Funds advised by CSAM, have established a $250 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank AGas administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent as well as certain other lenders, for temporary or emergency purposes primarily relating to unanticipated fund share redemptions. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of .075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating funds in such manner as is determined by the governing Boards of the various Funds. In addition, the participating Funds will pay interest on borrowing at the Federal Funds rate plus .50%. At April 30, 2000 and during the six months ended April 30, 2000, none of these Funds had borrowings under the Credit Facility.

4. INVESTMENTS IN SECURITIES

   For the six months ended April 30, 2000, purchases and sales of investment securities (excluding short-term investments) were as follows:

           FUND                                       PURCHASES       SALES
           ----                                     ------------   ------------
           Balanced Fund                            $ 13,707,221   $ 17,179,710
           Value Fund                                104,934,006    359,860,379
           Capital Appreciation Fund                 937,817,095    906,114,484
           Global Health Sciences Fund                34,729,696     37,361,387

   At April 30, 2000, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                                                                  NET UNREALIZED
                                        UNREALIZED    UNREALIZED    APPRECIATION
           FUND                        APPRECIATION  DEPRECIATION (DEPRECIATION)
           ----                        ------------  ------------ -------------
           Balanced Fund              $  3,714,402  $ (1,733,361) $  1,981,041
           Value Fund                   57,828,806   (17,858,156)   39,970,650
           Capital Appreciation Fund   473,731,782   (20,198,525)  453,533,257
           Global Health Sciences Fund  15,229,059    (1,548,148)   13,680,911

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

5. FORWARD FOREIGN CURRENCY CONTRACTS

   Each Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar. Each Fund will enter into forward contracts primarily for hedging purposes. Forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or the date on which an offsetting position is entered into. At April 30, 2000, there were no open forward foreign currency contracts.

6. CAPITAL SHARE TRANSACTIONS

   The Balanced Fund, the Value Fund and the Global Health Sciences Fund are each authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares of each Fund are designated as Common Class shares (two billion shares for the Balanced Fund and the Value Fund) are designated as the Advisor Class shares. The Capital
Appreciation Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share, of which an unlimited number of shares are classified as the Common Class shares and an unlimited number are classified as the Advisor Class shares.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS -- (CONT'D)

   Transactions in shares of each Fund were as follows:


                                                                                    BALANCED FUND
                                                    ----------------------------------------------------------------------------
                                                            COMMON CLASS SHARES                         ADVISOR CLASS SHARES
                                                     ---------------------------------          --------------------------------
                                                        SIX MONTHS           FOR THE              SIX MONTHS           FOR THE
                                                          ENDED            YEAR ENDED                ENDED            YEAR ENDED
                                                     APRIL 30, 2000        OCTOBER 31,          APRIL 30, 2000        OCTOBER 31,
                                                        (UNAUDITED)            1999               (UNAUDITED)            1999
                                                     --------------       ------------            -----------         ----------
Shares sold                                                467,773             524,219                 6,546             11,886
Shares issued to shareholders on reinvestment
  of dividends                                             316,148             257,288                 2,266              1,599
Shares redeemed                                           (831,133)         (1,050,316)              (14,880)            (6,792)
                                                      ------------        ------------             ---------           --------
Net increase (decrease) in shares outstanding              (47,212)           (268,809)               (6,068)             6,693
                                                      ============        ============             =========           ========
Proceeds from sale of shares                          $  6,281,979        $  7,131,433             $  85,374           $160,639
Reinvestment of dividends and distributions              3,981,025           3,321,981                28,466             20,611
Net asset value of shares redeemed                     (10,762,304)        (14,129,108)             (189,519)           (89,733)
                                                      ------------        ------------             ---------           --------
Net increase (decrease) from capital share
  transactions                                        $   (499,300)       $ (3,675,694)            $ (75,679)          $ 91,517
                                                      ============        ============             =========           ========


                                                                                      VALUE FUND
                                                     ---------------------------------------------------------------------------
                                                            COMMON CLASS SHARES                         ADVISOR CLASS SHARES
                                                     ---------------------------------          --------------------------------
                                                       SIX MONTHS           FOR THE              SIX MONTHS            FOR THE
                                                          ENDED            YEAR ENDED                ENDED            YEAR ENDED
                                                     APRIL 30, 2000        OCTOBER 31,          APRIL 30, 2000        OCTOBER 31,
                                                       (UNAUDITED)            1999               (UNAUDITED)            1999
                                                     --------------       ------------            -----------         ----------
Shares sold                                              2,796,458           9,715,085               322,486          1,320,026
Shares issued to shareholders on reinvestment
  of dividends                                           7,044,497           1,448,225             1,032,802            178,885
Shares redeemed                                        (19,869,120)        (20,825,196)           (1,426,630)        (3,400,047)
                                                     -------------       -------------          ------------       ------------
Net increase (decrease) in shares outstanding          (10,028,165)         (9,661,886)              (71,342)        (1,901,136)
                                                     =============       =============          ============       ============
Proceeds from sale of shares                         $  40,711,605       $ 180,951,663          $  5,523,342       $ 24,501,424
Reinvestment of dividends and
    distributions                                      101,997,862          25,362,924            14,965,110          3,107,054
Net asset value of shares redeemed                    (308,936,033)       (384,878,733)         $(21,659,293)       (62,449,088)
                                                     -------------       -------------          ------------       ------------
Net increase (decrease) from capital share
  transactions                                       $(166,226,566)      $(178,564,146)         $  1,170,841       $(34,840,610)
                                                     =============       =============          ============       ============

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS -- (CONT'D)


                                                                               CAPITAL APPRECIATION FUND
                                                     ---------------------------------------------------------------------------
                                                            COMMON CLASS SHARES                         ADVISOR CLASS SHARES
                                                     ---------------------------------          --------------------------------
                                                       SIX MONTHS           FOR THE              SIX MONTHS           FOR THE
                                                          ENDED            YEAR ENDED                ENDED            YEAR ENDED
                                                     APRIL 30, 2000        OCTOBER 31,          APRIL 30, 2000        OCTOBER 31,
                                                       (UNAUDITED)            1999               (UNAUDITED)            1999
                                                     --------------       ------------            -----------         ----------
Shares sold                                             13,804,195          15,338,565               278,977            344,236
Shares issued to shareholders on reinvestment
  of dividends                                           3,946,691           1,395,652               103,144             64,497
Shares redeemed                                         (9,358,205)        (10,915,776)             (318,921)          (646,495)
                                                     -------------       -------------           -----------       ------------
Net increase (decrease) in shares outstanding            8,392,681           5,818,441                63,200           (237,762)
                                                     =============       =============           ===========       ============
Proceeds from sale of shares                         $ 414,896,443       $ 358,830,227           $ 8,361,093       $  7,988,528
Reinvestment of dividends and distributions            104,311,032          28,206,125             2,675,558          1,282,191
Net asset value of shares redeemed                    (274,646,798)       (253,908,501)           (9,087,265)       (15,059,649)
                                                     -------------       -------------           -----------       ------------
Net increase (decrease) from capital share
  transactions                                       $ 244,560,677       $ 133,127,851           $ 1,949,386       $ (5,788,930)
                                                     =============       =============           ===========       ============


                                                           GLOBAL HEALTH SCIENCES
                                                     ----------------------------------
                                                            COMMON CLASS SHARES
                                                     ----------------------------------
                                                       SIX MONTHS            FOR THE
                                                         ENDED             YEAR ENDED
                                                     APRIL 30, 2000        OCTOBER 31,
                                                      (UNAUDITED)              1999
                                                      ------------        ------------
Shares sold                                              2,559,602           2,314,620
Shares redeemed                                         (2,731,403)         (3,590,606)
                                                      ------------        ------------
Net increase (decrease) in shares outstanding             (171,801)         (1,275,986)
                                                      ============        ============
Proceeds from sale of shares                          $ 47,694,221        $ 35,244,741
Net asset value of shares redeemed                     (49,140,955)        (54,564,366)
                                                      ------------        ------------
Net increase (decrease) from capital share
  transactions                                        $ (1,446,734)       $(19,319,625)
                                                      ============        ============


WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

7. OTHER FINANCIAL HIGHLIGHTS

   Each Fund (other than the Global Health Sciences Fund) currently offers one other class of shares, Advisor Class shares, representing equal pro rata interest in each of the respective Warburg Pincus Equity Funds. The financial highlights for an Advisor Class share of each fund are as follows:


                                                                   WARBURG PINCUS BALANCED FUND
                                 ------------------------------------------------------------------------------------------------
                                                                      ADVISOR CLASS SHARES
                                 ------------------------------------------------------------------------------------------------
                                  FOR THE SIX
                                  MONTHS ENDED                            FOR THE YEAR ENDED OCTOBER 31,
                                 APRIL 30, 2000    ------------------------------------------------------------------------------
                                   (UNAUDITED)      1999          1998       1997**          1997+       1996       1995++
                                 --------------    ------        ------      ------         ------     -------     -------
PER-SHARE DATA
  Net asset value, beginning
    of period                       $13.85         $13.47        $14.37      $14.22         $11.94     $ 11.13     $ 10.72
                                    ------         ------        ------      ------         ------     -------     -------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)        0.14           0.26          0.21        0.03          (0.02)       0.37        0.01
  Net gains on investment
    securities
    (both realized and
    unrealized)                       0.77           1.43          0.41        0.16           2.67        0.68        0.40
                                    ------         ------        ------      ------         ------     -------     -------
      Total from investment
       activities                     0.91           1.69          0.62        0.19           2.65        1.05        0.41
                                    ------         ------        ------      ------         ------     -------     -------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
  Dividends from net
    investment income                (0.09)         (0.25)        (0.23)      (0.04)         (0.22)      (0.09)       0.00
  Distributions from net
    realized gains                   (1.65)         (1.06)        (1.29)       0.00          (0.15)      (0.15)       0.00
                                    ------         ------        ------      ------         ------     -------     -------
      Total dividends and
       distributions                 (1.74)         (1.31)        (1.52)      (0.04)         (0.37)      (0.24)       0.00
                                    ------         ------        ------      ------         ------     -------     -------
NET ASSET VALUE,
END OF PERIOD                       $13.02         $13.85        $13.47      $14.37         $14.22     $ 11.94     $ 11.13
                                    ======         ======        ======      ======         ======     =======     =======
Total return                          7.09%(DAGGER) 13.37%         4.93%       1.30%(DAGGER) 22.66%       9.56%       3.82%(DAGGER)
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period
  (000s omitted)                    $  171         $  265        $  168      $  158         $  149     $    12     $     1
    Ratio of expenses to
      average net assets              1.62%@*        1.60%@        1.60%@      1.60%@         1.60%@      1.71%       1.76%
    Ratio of net income to
      average net assets              1.76%*         1.69%         1.52%       1.13%          1.53%      (4.11)%      2.00%
    Decrease reflected in
      above operating expense
      ratios due to waivers/
      reimbursements                  0.58%*         0.63%         1.19%       1.35%          1.21%     203.35%     626.71%
Portfolio turnover rate                 45%           117%          132%         15%           120%        108%        107%

--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in reduction to the Adviser Shares net expense ratio by .02% annualized for the six months ended April 30, 2000. These arrangements had no effect on the funds expense ratios for the previous periods. The Advisor Shares operating expense ratio after reflecting these arrangements was 1.60% annualized for the six months ended April 30, 2000.
(DAGGER) Non-Annualized
*  Annualized.
** For the two months ended October 31, 1997.
+  For the year ended August 31.
++ For the period July 31, 1995 (Commencement of Operations) to August 31, 1995.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

7. OTHER FINANCIAL HIGHLIGHTS -- (CONT'D)


                                                                     WARBURG PINCUS VALUE
                               --------------------------------------------------------------------------------------------------
                                                                     ADVISOR CLASS SHARES
                               --------------------------------------------------------------------------------------------------
                                FOR THE SIX
                                MONTHS ENDED                                FOR THE YEAR ENDED OCTOBER 31,
                               APRIL 30, 2000   ---------------------------------------------------------------------------------
                                (UNAUDITED)       1999         1998        1997**          1997+         1996        1995++
                               --------------   -------      -------      -------         -------      -------      -------
PER-SHARE DATA
  Net asset value, beginning
    of period                      $ 18.92      $ 16.96      $ 18.55      $ 18.42         $ 14.88      $ 16.38      $ 14.87
                                   -------      -------      -------      -------         -------      -------      -------
INVESTMENT ACTIVITIES:
  Net investment income              (0.01)        0.03         0.10         0.01            0.07         0.08         0.02
  Net gains (losses) on
    net investment securities
    (both realized and
    unrealized)                      (0.41)        2.49         1.35         0.14            3.55        (0.70)        1.54
                                   -------      -------      -------      -------         -------      -------      -------
      Total from investment
       activities                    (0.42)        2.52         1.45         0.15            3.62        (0.61)        1.56
                                   -------      -------      -------      -------         -------      -------      -------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
  Dividends from net
    investment income                (0.01)       (0.03)       (0.09)       (0.02)          (0.08)       (0.07)       (0.05)
  Distributions from net
    realized gains                   (4.14)       (0.53)       (2.95)        0.00            0.00        (0.81)        0.00
                                   -------      -------      -------      -------         -------      -------      -------
      Total dividends and
       distributions                 (4.15)       (0.56)       (3.04)       (0.02)          (0.08)       (0.88)       (0.05)
                                   -------      -------      -------      -------         -------      -------      -------
NET ASSET VALUE,
  END OF PERIOD                    $ 14.35      $ 18.92      $ 16.96      $ 18.55         $ 18.42      $ 14.88      $ 16.38
                                   =======      =======      =======      =======         =======      =======      =======
Total return                         (2.43)%      15.20%        8.70%        0.81%(DAGGER)  24.37%       (3.92)%      10.49%(DAGGER)
RATIOS AND SUPPLEMENTAL
  DATA:
Net Assets, End of Period
  (000s omitted)                   $53,252      $71,572      $96,397      $87,929         $84,867      $79,565      $56,902
    Ratio of expenses to
      average net assets              1.75%@*      1.64%@       1.55%@       1.58%@          1.54%@       1.59%@       1.92%
    Ratio of net income to
      average net assets             (0.03)%*      0.15%        0.47%        0.35%           0.43%        0.28%        0.43%
Portfolio turnover rate                 23%          78%          78%          19%            148%          94%         109%

--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in reduction to the Advisor Shares net expense ratio by .02% annualized for the six months ended April 30, 2000 and by .01% for the year ended October 31, 1999, and .00% for the year or period ended 1998, 1997, 1996 and 1995. The Advisor Shares operating expense ratios after reflecting these arrangements were 1.73% annualized for the six months ended April 30, 2000, and 1.63% for the year ended October 31, 1999.
(DAGGER) Non-Annualized.
*  Annualized.
** For the two months ended October 31, 1997.
+  For the years ended August 31.
++ For the period May 15, 1995 (Commencement of Operations) to August 31, 1995.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

7. OTHER FINANCIAL HIGHLIGHTS -- (CONT'D)


                                                                WARBURG PINCUS CAPITAL APPRECIATION FUND
                                       ---------------------------------------------------------------------------------------
                                                                        ADVISOR CLASS SHARES
                                       ---------------------------------------------------------------------------------------
                                         FOR THE SIX
                                        MONTHS ENDED                           FOR THE YEAR ENDED OCTOBER 31,
                                       APRIL 30, 2000      -------------------------------------------------------------------
                                         (UNAUDITED)        1999           1998            1997          1996           1995
                                       --------------      -------        -------        -------        -------        -------
PER-SHARE DATA
  Net asset value,
    beginning of period                    $ 25.28         $ 19.21        $ 20.82        $ 17.73        $ 16.26        $ 14.22
                                           -------         -------        -------        -------        -------        -------
INVESTMENT ACTIVITIES:
  Net investment income/(loss)               (0.10)          (0.20)         (0.09)          0.02           0.02           0.00
  Net gain on investments
    securities (both realized
    and unrealized)                           7.63            7.18           2.29           4.89           3.49           3.02
                                           -------         -------        -------        -------        -------        -------
      Total from investment
       activities                             7.53            6.98           2.20           4.91           3.51           3.02
                                           -------         -------        -------        -------        -------        -------
LESS DIVIDENDS AND DISTRIBUTIONS:
  Dividends from net
    investment income                         0.00            0.00           0.00          (0.01)          0.00           0.00
  Distributions from net
    realized gains                           (2.77)          (0.91)         (3.81)         (1.81)         (2.04)         (0.98)
                                           -------         -------        -------        -------        -------        -------
      Total dividends and
       distributions                         (2.77)          (0.91)         (3.81)         (1.82)         (2.04)         (0.98)
                                           -------         -------        -------        -------        -------        -------
NET ASSET VALUE, END OF PERIOD             $ 30.04         $ 25.28        $ 19.21        $ 20.82        $ 17.73        $ 16.26
                                           =======         =======        =======        =======        =======        =======
Total return                                 31.53%(DAGGER)  37.62%         12.23%         30.37%         24.15%         23.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted)                           $36,720         $29,299        $26,836        $34,601        $23,440        $11,594
  Ratio to average daily
    net assets
    Ratio of expenses to
      average net assets                      1.48%@*         1.51%@         1.43%@         1.48%@         1.53%@         1.62%
    Ratio of net income or
      loss to average net assets             (0.77)%*        (0.73)%         0.39%          0.08%         (0.09)%        (0.18)%
Portfolio turnover rate                        148%            144%           169%           238%           171%           146%

--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a deduction to the Advisor Class shares net expense ratio by .02%, annualized for the six months ended April 30, 2000, .01%, .00%, .00% and .01% for the years ended October 31, 1999 , 1998, 1997 and 1996 respectively. The Advisor Class shares operating expense ratio after reflecting these arrangements were 1.46%, annualized for the six months ended April 30, 2000, 1.50%, 1.43%, 1.48%, and 1.52% for each of the years ended October 31, 1999, 1998, 1997 and 1996 respectively.
(DAGGER) Non-Annualized.
* Annualized.

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[GRAPHIC OMITTED]

                              WARBURG PINCUS FUNDS
                     PART OF CREDIT SUISSE ASSET MANAGEMENT

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                 800-WARBURG (800-927-2874) (BULLET) www.warburg.com

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